As filed electronically with the Securities and Exchange Commission on or about September 1, 2006

                                            Registration Nos.   333-_____
                                                                811-21774

===============================================================================

                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549

               __________________________________________

                                FORM N-14

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                    FIRST TRUST EXCHANGE-TRADED FUND

           (Exact Name of Registrant as Specified in Charter)

               __________________________________________

                          1001 Warrenville Road
                                Suite 300
                          Lisle, Illinois 60532
           (Address of Principal Executive Offices) (Zip Code)

                             (630) 241-4141
              (Registrant's Area Code and Telephone Number)

                            W. Scott Jardine
                       First Trust Portfolios L.P.
                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                 (Name and Address of Agent for Service)

               __________________________________________

                             With copies to:

                              Eric F. Fess
                         Chapman and Cutler LLP
                         111 West Monroe Street
                        Chicago, Illinois  60603

               __________________________________________

                  TITLE OF SECURITIES BEING REGISTERED:

 Shares of beneficial interest ($0.01 par value per share) of the First
  Trust Value Line(R) Dividend Index Fund, a Series of the Registrant.

This Registration Statement will become effective on October 2, 2006 pursuant to Rule 488.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

===============================================================================

                 FIRST TRUST VALUE LINE(R) DIVIDEND FUND
     A Message from the Fund's Chairman and Chief Executive Officer

                                                         __________, 2006

Dear Shareholder:

I am writing to you to ask for your vote on a very important matter that will significantly affect your investment in First Trust Value Line(R) Dividend Fund ("FVD"). Enclosed is a combined proxy statement and prospectus seeking your approval of a proposal at a Special Meeting of Shareholders of FVD (the "Meeting").

Like many closed-end funds, shares of FVD have historically traded at market prices that are significantly below their net asset value. Since FVD's inception, FVD's Board of Trustees has regularly monitored the trading discount and considered a variety of alternatives to reduce or eliminate the discount. In addition, management of FVD has been seeking to develop a viable approach to address the discount while maintaining FVD's disciplined investment strategy. After considerable efforts by the Board of Trustees and management, we are pleased to present to shareholders for approval at the Meeting, a novel proposal that the Board and management believe has the potential to significantly reduce or eliminate the discount. The proposal involves the reorganization
(the "Reorganization") of FVD with and into First Trust Value Line(R) Dividend Index Fund ("FVD ETF"), a newly-organized series of First Trust Exchange-Traded Fund ("First Trust ETF"). Exchange-traded funds ("ETFs") are investment companies that seek investment results that correspond generally to the performance of a given securities index. Because of the ETF structure, shares of ETFs have historically traded at or very close to their net asset values. FVD ETF is managed by First Trust Advisors L.P., the same investment adviser that manages FVD, and will seek to replicate (before expenses) the performance of an index sponsored and maintained by Value Line(R) Publishing, Inc. (the "Index"). The Index's stock selection methodology is substantially similar to FVD's investment strategy and, as a result, we expect that on the date of the Reorganization, FVD's portfolio will be very similar to the Index and FVD ETF's portfolio.

Through the Reorganization, your shares of FVD would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FVD ETF with an equal aggregate net asset value, and you will become a shareholder of FVD ETF.

In determining to recommend approval of this proposal, the Trustees of FVD considered the following factors, among others:

     o the Reorganization should significantly reduce or eliminate the discount to net asset value at which shares of FVD have historically traded;

     o FVD ETF will have a lower management fee and lower total fund operating expense ratio than FVD for at least two years following the Reorganization (after expense waivers); and

     o ETFs have favorable tax attributes and provide intra-day liquidity to investors.

The Board of Trustees of FVD has unanimously approved the Agreement and Plan of Reorganization (the "Plan") and recommends that FVD shareholders vote "FOR" approval of the Plan and the Reorganization it contemplates. A copy of the form of the Plan is attached as Exhibit A to the enclosed Prospectus/Proxy Statement.

Included in this booklet are the following materials concerning the upcoming shareholders' meeting:

     o A Notice of Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and

     o A Prospectus/Proxy Statement, which provides detailed information on FVD ETF, the specific proposal being considered at the Meeting and why the proposal is being made, including the differences between your shares of FVD and the shares of FVD ETF that you will receive as a result of the Reorganization.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet. We urge you to review the enclosed materials thoroughly. Once you've determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of FVD that you own. Please take a few moments to read the enclosed materials and then cast your vote.

We appreciate your participation in this important Meeting.  Thank you.

                                      Sincerely yours,

                                      James A. Bowen
                                      Chairman of the Board of Trustees,
                                        Chief Executive Officer and President
                                      First Trust Value Line(R) Dividend Fund

------------------------------------------------------------------------
If You Need Any Assistance, Or Have Any Questions Regarding The Proposed Reorganization Or How To Vote Your Shares, Call (800) 761-6707 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Standard Time.
-------------------------------------------------------------------------

                          Questions and Answers
                              regarding the
                            Reorganization of
                 First Trust Value Line(R) Dividend Fund
                             with and into
              First Trust Value Line(R) Dividend Index Fund

Q. What is happening?

A. Shareholders are being asked to approve an Agreement and Plan of Reorganization (the "Plan") at a special meeting of shareholders (the "Meeting") whereby all of the assets of First Trust Value Line(R) Dividend Fund, a closed-end investment company ("FVD"), would be transferred in a tax-free reorganization (the "Reorganization") to First Trust Value Line(R) Dividend Index Fund ("FVD ETF"), an "exchange-traded fund" or "ETF" that is a newly created, diversified series of First Trust Exchange-Traded Fund ("First Trust ETF"), an open-end investment company, pursuant to which shareholders of FVD would become shareholders of FVD ETF. Like FVD, FVD ETF is managed by First Trust Advisors L.P. ("First Trust" or the "Adviser").

After carefully reviewing the proposal, FVD's Board of Trustees has determined that the proposed Plan is in the best interests of FVD. The Board recommends that you vote FOR the Plan and the Reorganization contemplated thereby.

Q.  Why has this Reorganization been proposed for FVD?

A. Shares of closed-end funds often trade at a discount from their net asset value. Shares of FVD have historically traded at a significant discount from their net asset value (including 8.01% on the date FVD's Board of Trustees approved the Reorganization.) The Board of Trustees and management of FVD have worked to develop a viable approach to address the discounts. The Board of Trustees and management believe that the Reorganization has the potential to significantly reduce or eliminate the discount while maintaining FVD's disciplined investment strategy. Through the Reorganization, FVD's shareholders would receive FVD ETF shares with an aggregate net asset value equal to the aggregate net asset value of their FVD shares as of the Closing Date referred to in the Plan. FVD ETF, which will have no operations prior to the Reorganization, has applied to list and trade its common shares on the American Stock Exchange ("AMEX"). Although the trading prices of FVD ETF shares on the AMEX may differ from the daily net asset value of FVD ETF's shares, shares of exchange-traded funds ("ETFs") typically trade very close to their net asset value, in part due to the creation unit and redemption features of an ETF. Therefore, immediately after the Reorganization, shares of FVD ETF are anticipated to trade at or close to the net asset value of FVD shares immediately prior to the Reorganization. The Reorganization should effectively eliminate the discount at which FVD shares have historically traded.

In addition, FVD ETF will pay a lower management fee than FVD, and First Trust has agreed to waive all or a portion of its fees and/or reimburse or pay FVD ETF's operating expenses to the extent necessary to maintain FVD ETF's total operating expenses at 0.70% of average daily net assets per year (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) for at least two years following the Reorganization. Consequently, FVD ETF will have a lower total operating expense ratio than FVD for at least two years following the Reorganization.

Q.  Will my shares continue to be listed on the AMEX?

A. FVD shares are currently listed and trading on the AMEX. FVD ETF has applied to list and trade its shares on the AMEX.

Q. What is the difference between a closed-end fund and an ETF?

                     Closed-end Funds                                                     ETFs
---------------------------------------------------------  --------------------------------------------------------------------
Closed-end funds, like FVD, generally do not redeem their  Open-end funds (known generally as mutual funds), in general,
outstanding shares or engage in the continuous sale of     issue shares that can be redeemed or sold back to the fund at the
new shares.  Shares of closed-end investment companies     fund's net asset value per share (less any applicable redemption
typically are traded on a securities exchange.  Thus,      fee or contingent deferred sales charge, neither of which will be
persons wishing to buy or sell closed-end fund shares      charged by FVD ETF).  Unlike conventional mutual funds, ETFs, like
generally must do so through a broker-dealer and pay or    FVD ETF, trade their shares on a securities exchange, and persons
receive the market price per share (plus or minus any      wishing to buy or sell shares generally must do so through a
applicable commissions).  The market price may be more     broker-dealer and pay and receive the market price per share (plus
(a premium) or less (a discount) than the net asset value  or minus any applicable commissions).  Unlike a closed-end fund,
per share of the closed-end fund.  Closed-end funds have   ETFs issue and redeem shares on a continuous basis, at net asset
greater flexibility than ETFs to make certain types of     value, in large blocks consisting of a specified number of shares,
investments, and to use certain investment strategies,     referred to as a "Creation Unit."  Creation Units of FVD ETF will
such as financial leverage and investments in illiquid     be issued and redeemed principally in-kind for securities included
securities.                                                in the Value Line(R) Dividend Index (the "Index").  Except when aggregated in Creation Units ("Creation Unit Aggregations"), FVD
                                                           ETF shares are not readily redeemable securities of FVD ETF.
                                                           These ETF features are designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions often subject to occurrence in a conventional mutual fund.  In conventional mutual funds,
                                                           redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund's frequent need to sell portfolio securities to obtain cash to meet fund redemptions.  These sales may generate taxable gains for the shareholders of the mutual


                                     - ii -





                                                           fund, whereas the in-kind Creation Unit redemption mechanism of
                                                           FVD ETF generally will not lead to a tax event for FVD ETF or its shareholders.  As a practical matter, only broker-dealers, or large institutional investors with creation and redemption agreements called "Authorized Participants" ("APs"), can purchase or redeem these Creation Units.  As a result, shares of FVD ETF will be traded on the AMEX to provide liquidity for purchasers of
                                                           FVD ETF shares in amounts less than the size of a Creation Unit
                                                           Aggregation.  The market price of FVD ETF shares on the AMEX may be equal to, more or less than the net asset value, but shares of
                                                           ETFs typically trade in a range closer to net asset value per share than do shares of closed-end funds.

Q. Are the investment objectives and strategies of FVD ETF and FVD similar?

A. The investment objectives and strategies of FVD ETF and FVD are substantially similar, but have some important distinctions. FVD ETF will seek investment results that correspond generally (before fees and expenses) to an equity index called the Value Line(R) Dividend Index. FVD generally has followed an investment strategy similar to the methodology of the Index but is not required to replicate the Index as closely as FVD ETF, which will normally invest at least 90% of its total assets in common stocks that comprise the Index.

Q.  Will I have to pay taxes as a result of the proposed Reorganization?

A. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and will not occur unless FVD's counsel provides a tax opinion to that effect. If you choose to sell your shares before the Reorganization, the sale will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you also may be subject to periodic capital gains as a result of the normal operations of FVD whether or not the proposed Reorganization occurs.

FVD intends to pay a dividend of any realized undistributed net investment income and capital gains, which may be substantial, immediately prior to the closing of the Reorganization. The amount of any dividend actually paid, if any, will depend on a number of factors, such as changes in the value of FVD's holdings and the extent of liquidation of securities between the date of the Meeting and the closing of the Reorganization.

Q. Under the proposed Reorganization, will the value of my investment change?

A. While the entity in which you own shares will change as a result of the Reorganization of FVD into FVD ETF, the aggregate net asset value of your FVD ETF shares immediately following the Reorganization will be the same as the aggregate net asset value, rather than market value, of your FVD shares immediately prior to the Reorganization. In addition, it is likely that the number of shares you own will not change as a result of the Reorganization because your shares of FVD will be exchanged at the net asset value per share of FVD ETF, which will probably be equal to the net asset value per share of FVD at the time of the Reorganization.

Q.  What vote is required to approve the proposed Reorganization?

A. Approval of the proposed Reorganization requires the affirmative vote of the holders of a majority of FVD's outstanding voting securities, as such term is defined in the Investment Company Act of 1940. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares of FVD represented at a meeting at which more than 50% of the outstanding shares of FVD are represented or (ii) more than 50% of the outstanding shares of FVD.

Q.  When would the proposed Reorganization be effective?

A. If approved, the proposed Reorganization is expected to occur on or about __________ ___, 2006 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the Reorganization, shareholders of FVD at the time of the Reorganization will receive a confirmation statement reflecting their new account number and the number of shares of FVD ETF owned as a result of the Reorganization.

Q. Will FVD pay for the normal proxy solicitation and legal costs associated with this solicitation?

A. No. First Trust will pay for the normal costs of the Reorganization, such as proxy solicitation and legal costs; however, extraordinary costs will be paid by FVD.

Q.  How can I vote?

A. You can vote in any one of four ways:

o Through the Internet, by going to the website listed on your proxy card;

o By telephone, with a toll-free call to the number listed on your proxy card;

o By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

o       In person, by attending the shareholder Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the enclosed Prospectus/Proxy Statement before you vote.

Q. Will I be able to continue to track my fund's performance in the newspaper and on the Internet?

A. Yes. While the entity in which you own shares will change as a result of the Reorganization, you will be able to track the performance of FVD ETF through these means.

Q. Whom should I call for additional information about this Prospectus/Proxy Statement?

A. Please call The Altman Group, your fund's proxy solicitor, at 1-800-
761-6707.

                 First Trust Value Line(R) Dividend Fund

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532

                Notice of Special Meeting of Shareholders
                     To be held on __________, 2006

___________ ___, 2006

To the Shareholders of First Trust Value Line(R) Dividend Fund:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of First Trust Value Line(R) Dividend Fund ("FVD"), a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on ________, 2006, at ______ Central time, to consider the following (the "Proposal"):

        To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of FVD to First Trust Value Line(R) Dividend Index Fund ("FVD ETF"), in exchange for shares of FVD ETF, the assumption by FVD ETF of all of the liabilities of FVD and the distribution of such FVD ETF shares, on a tax-free basis for federal income tax purposes, pro rata to the shareholders of record of FVD in complete liquidation, dissolution and termination of FVD.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting and any adjournments or postponements thereof.

Holders of record of shares of FVD at the close of business on _________, 2006 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

                                    By order of the Board of Trustees,

                                    W. Scott Jardine
                                    Secretary


------------------------------------------------------------------------
Shareholders Who Do Not Expect To Attend The Meeting Are Requested To Promptly Complete, Sign, Date And Return The Proxy Card In The Enclosed Envelope Which Does Not Require Postage If Mailed In The Continental United States. Instructions For The Proper Execution Of Proxies Are Set Forth On The Next Page. If You Need Any Assistance, Or Have Any Questions Regarding The Proposal Or How To Vote Your Shares, Call (800) 761-6707 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.
------------------------------------------------------------------------

                  INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                              Valid Signature
Corporate Accounts
(1) ABC Corp.                                               ABC Corp.,
(2) ABC Corp.                                           John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer                        John Doe
(4) ABC Corp. Profit Sharing Plan                       John Doe, Director

Partnership Accounts
(1) The XYZ Partnership                               Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership          Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account                                  Jane B. Doe, Director
(2) Jane B. Doe, Trustee u/t/d 12/28/78                     Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr.
UGMA/ UTMA                                                 John B. Smith
(2) Estate of John B. Smith                        John B. Smith, Jr., Executor

                IMPORTANT INFORMATION FOR SHAREHOLDERS OF
                 FIRST TRUST VALUE LINE(R) DIVIDEND FUND

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by telephone or through the Internet), we'll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we'll vote it in accordance with the Trustees' recommendation on page 1 of the Prospectus/Proxy Statement.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions via the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.

If you have any questions, please call the Altman Group, FVD's proxy solicitor, at the special toll-free number we have set up for you (1-800-761-6707).

                                          Preliminary Prospectus/Proxy Statement
                                                          Date September 1, 2006
                                                           Subject to Completion


                       PROSPECTUS/PROXY STATEMENT

_______________, 2006

This Prospectus/Proxy Statement is being furnished in connection with a Special Meeting of Shareholders (the "Meeting") called by the Board of Trustees of the First Trust Value Line(R) Dividend Fund, a Massachusetts business trust that is a closed-end investment company ("FVD"). At the Meeting, you will be asked to approve the proposed Agreement and Plan of Reorganization (the "Plan") and the transactions it contemplates, as described in a concise manner in this Prospectus/Proxy Statement. This Prospectus/Proxy Statement explains what you should know before voting on the proposal described in this Prospectus/Proxy Statement or investing in First Trust Value Line(R) Dividend Index Fund ("FVD ETF"), an exchange-traded "index fund" that is a newly created, diversified series of First Trust Exchange-Traded Fund ("First Trust ETF"), an open-end management investment company. Please read it carefully and keep it for future reference. Under the Plan, all of the assets and liabilities of FVD would be transferred in a tax-free reorganization (the "Reorganization") to FVD ETF. The transactions contemplated by the Plan are described in further detail elsewhere herein. The principal business address and phone number for both FVD and First Trust ETF is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 and 1-630-241-4141. FVD ETF and FVD are referred to herein collectively as the "Funds," and each is referred to herein individually as a "Fund."

FVD ETF has applied to list and trade shares of FVD ETF on the American Stock Exchange ("AMEX"). Shares of FVD ETF are not redeemable individually and therefore liquidity for individual shareholders of FVD ETF will be realized only through a sale on the AMEX at market prices that may differ to some degree from the net asset value of the FVD ETF shares. Reports, proxy materials and other information concerning the Funds can be inspected at the AMEX.

The Board of Trustees of FVD has unanimously approved the Plan and the Reorganization contemplated thereby as being in the best interests of FVD and recommends that you vote FOR the approval of the Plan.

THE SECURITIES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ADDITIONAL INFORMATION ABOUT FVD ETF HAS BEEN FILED WITH THE SEC. THIS INFORMATION, INCLUDING THE REORGANIZATION SAI (AS DEFINED BELOW), DATED ____________, 2006, AND THE FVD ETF SAI (AS DEFINED BELOW), IS AVAILABLE UPON ORAL OR WRITTEN REQUEST AT NO CHARGE BY CONTACTING 1-800-988-5891
OR FIRST TRUST PORTFOLIOS L.P., 1001 WARRENVILLE ROAD, SUITE 300, LISLE, ILLINOIS 60532, WHICH IS THE PRINCIPAL OFFICE OF EACH OF FVD AND FVD ETF.

FVD'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO FIRST TRUST ADVISORS L.P. ("FIRST TRUST" OR THE "ADVISER") AT 1001 WARRENVILLE ROAD, SUITE 300, LISLE, ILLINOIS 60532 OR BY CALLING (800) 988-5891.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

           (i) the prospectus of FVD ETF, dated _______________, 2006, relating to shares of FVD ETF, a copy of which is attached to this Prospectus/Proxy Statement;

           (ii) the Statement of Additional Information relating to the proposed Reorganization, dated ___________________, 2006 (the "Reorganization SAI");

           (iii) the Statement of Additional Information of FVD ETF, dated _____________, 2006, a copy of which is included with the Reorganization SAI (the "FVD ETF SAI"); and

           (iv) the financial statements and related independent registered public accounting firm's report included in FVD's Annual Report to Shareholders for the year ended May 31, 2006.

Shareholders may receive free copies of FVD's annual reports, semiannual reports, or the Reorganization SAI, request other information about FVD or make shareholder inquiries by calling FVD at 1-800-988-5891.

Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith are required to file reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC's public reference room at 100 F Street, NE, Washington, D.C. 20549. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC's Internet website at http://www.sec.gov.

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                            TABLE OF CONTENTS

INTRODUCTION                                                    1
PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION    4
A.       Synopsis                                               4
B.       Investment Objectives and Risk Factors                11
C.       Other Comparisons Between the Funds                   15
D.       Information About the Proposed Reorganization         19
ADDITIONAL INFORMATION                                         29
OTHER MATTERS TO COME BEFORE THE MEETING                       32
Exhibit A. FORM OF AGREEMENT AND PLAN OF REORGANIZATION       A-1
Exhibit B. FURTHER DISCLOSURE REGARDING FVD                   B-1
Appendix I. PROSPECTUS FOR FVD ETF

                              INTRODUCTION

This Prospectus/Proxy Statement, along with the Notice of Special
Meeting of Shareholders and the proxy card, is being mailed to shareholders of FVD on or about __________, 2006. Much of the information is required to be disclosed under rules of the Securities and Exchange Commission (the "SEC"); some of it is technical. If there is anything you don't understand, please contact The Altman Group, FVD's proxy solicitor, at 1-800-761-6707.

The Altman Group ("Altman") has been engaged to assist in the solicitation of proxies for FVD, at an estimated cost to the Adviser of approximately $78,000, plus expenses. As the Meeting date approaches, certain shareholders of FVD may receive a telephone call from a representative of Altman if their votes have not yet been received. Authorization to permit Altman to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of FVD. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Altman representative is required to ask for each shareholder's full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Altman representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Altman, then the Altman representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder's instructions on the Proposal. Although the Altman representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Altman will record the shareholder's instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Altman immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, the shares represented thereby will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the approval of the Plan and FOR or AGAINST any other matters as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to FVD at the above address. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

Under the By-Laws of FVD, a quorum for the transaction of business is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the Fund entitled to vote at the Meeting. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), are counted.

Whether or not a quorum is present, the chair of the Meeting may adjourn the Meeting from time to time until a quorum is present, or to allow more time for the solicitation of proxies. In the event that a quorum is present but sufficient votes in favor of a Proposal have not been received, upon motion of the chair of the Meeting, the question of adjournment may be submitted to a vote of the shareholders of FVD, and in that case, any adjournment [with respect to one or more matters] must be approved by the vote of holders of a majority of the shares of FVD present and entitled to vote with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any shares of FVD present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of adjournment.

Broker-dealer firms holding shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Reorganization and the election of Trustees. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer's request for voting instructions may not vote such customer's shares on the proposed Reorganization. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner's shares are to be voted on the proposed Reorganization will be voted at the discretion of the persons named on the proxy card and may be voted by such persons FOR approval of the Plan.

The affirmative vote of a majority of the outstanding voting securities of FVD is required to approve the Plan. The "vote of a majority of the outstanding voting securities" is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund.

For purposes of determining the approval of the Plan, abstentions and broker non-votes will have the effect of a vote against the Proposal.

Proxy solicitations will be made, beginning on or about __________, 2006, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of FVD; (ii) The Altman Group, FVD's proxy solicitor that will provide proxy solicitation services in connection with the Plan; (iii) First Trust Advisors L.P. ("First Trust" or the "Adviser"), the investment adviser of the Funds; (iv) PFPC Inc. ("PFPC"), the administrator, accounting agent and transfer agent of FVD and a subsidiary of The PNC Financial Services Group Inc.; or (v) any affiliates of those entities.

The normal expenses associated with the preparation of the proposal relating to the Plan and of the proxy solicitation activities with respect thereto, including the costs incurred in connection with the preparation of this Prospectus/Proxy Statement and its enclosures, will be paid by First Trust. First Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares. The amount of these expenses is expected to be approximately $_________.

The close of business on _________, 2006 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. On the Record Date, __________ shares of FVD were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of FVD the shareholder owns. On the Record Date, FVD ETF had no shares outstanding.

                    PROPOSAL TO APPROVE THE AGREEMENT
                       AND PLAN OF REORGANIZATION

It is proposed that all of the assets of FVD, a closed-end fund, be transferred in a tax-free reorganization to FVD ETF, a newly created, diversified series of First Trust ETF, in exchange for (a) the issuance and delivery to FVD of shares of FVD ETF in Creation Unit Aggregations (as defined below), with a value equal to the value of FVD's assets net of liabilities and (b) the assumption by FVD ETF of all liabilities of FVD.

As a result of the proposed Reorganization, each shareholder of FVD will receive a number of shares of FVD ETF equal in net asset value as of the Valuation Time (as defined below) to the total net asset value of such shareholder's FVD shares. Following the consummation of the Reorganization, the legal existence of FVD will be terminated.

LIKE SHARES OF FVD, SHARES OF FVD ETF ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                              A.  Synopsis



Page 10


The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed reorganization of investment companies. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed Reorganization.

1.   What is being proposed?

The Trustees of FVD are recommending that shareholders approve the Plan and the Reorganization it contemplates (as described below in Part D and the form of which is attached hereto as Exhibit A) and the transactions contemplated by the Plan, which are referred to as a "Reorganization" of FVD with and into FVD ETF. If approved by shareholders of FVD, all of the assets of FVD will be transferred to FVD ETF in exchange for (a) the issuance and delivery to FVD of shares of FVD ETF ("Reorganization Shares") in "Creation Unit" aggregations of shares of FVD ETF, for purposes of the Reorganization only, with an aggregate value equal to the value of FVD's assets net of liabilities and (b) the assumption by FVD ETF of all of the liabilities of FVD. Following the Reorganization, a Creation Unit of FVD ETF shall consist of aggregations of 50,000 shares. Immediately following the transfer, the Reorganization Shares received by FVD will be distributed by FVD or its agent pro-rata, on a tax-free basis for federal income tax purposes, to each of FVD's shareholders of record as of the Valuation Time (as defined below on page ___) in complete dissolution, liquidation and termination of FVD.

2. What will happen to my shares of FVD as a result of the Reorganization?

As a result of the Reorganization, your shares of FVD, a closed-end fund, will be exchanged for shares of FVD ETF, an exchange-traded "index fund," with an equal aggregate net asset value as of the Valuation Time (as defined below on page ___). As a shareholder of FVD ETF, it is anticipated that you will still be able to sell your shares of FVD ETF on the AMEX, and because ETFs generally trade at or very close to NAV, you should be able to sell your FVD ETF shares at or close to NAV.

3.   What is the difference between a closed-end fund and an ETF?

                         Closed-end Funds                                                       ETFs
----------------------------------------------------------------     -----------------------------------------------------------
Closed-end funds, like FVD, generally do not redeem their            Open-end funds (known generally as mutual funds), in
outstanding shares or engage in the continuous sale of new           general, issue shares that can be redeemed or sold back
shares. Shares of closed-end investment companies typically are      to the fund at the fund's net asset value per share (less
traded on a securities exchange. Thus, persons wishing to buy or     any applicable redemption fee or contingent deferred
sell closed-end fund shares generally must do so through a broker-   sales charge).  Unlike conventional mutual funds, ETFs,
dealer and pay or receive the market price per share (plus or        like FVD ETF, trade their shares on a securities
minus any applicable commissions).  The market price may be more     exchange, and persons wishing to buy or sell shares
(a premium) or less (a discount) than the net asset value per        generally must do so through a broker-dealer and pay and
share of the closed-end fund.  Closed-end funds have greater         receive the market price per share (plus or minus any
flexibility than ETFs to make certain types of investments, and      applicable commissions).  Unlike a closed-end fund, like
to use certain investment strategies, such as financial leverage     FVD, ETFs issue and redeem shares on a continuous basis,
and investments in illiquid securities.                              at net asset value, in large blocks consisting of a
                                                                     specified number of shares, referred to as a "Creation
                                                                     Unit."  Creation Units of FVD ETF will be issued and
                                                                     redeemed principally in-kind for securities included in
                                                                     the Index.  Except when aggregated in Creation Units, FVD
                                                                     ETF shares are not readily redeemable securities of FVD
                                                                     ETF.  These ETF features are designed to protect ongoing
                                                                     shareholders from adverse effects that could arise from
                                                                     frequent cash creation and redemption transactions often
                                                                     subject to occurrence in a conventional mutual fund.  In
                                                                     conventional mutual funds, redemptions can have an
                                                                     adverse tax impact on taxable shareholders because of a
                                                                     mutual fund's frequent need to sell portfolio securities
                                                                     to obtain cash to meet fund redemptions.  These sales may
                                                                     generate taxable gains for the shareholders of the mutual
                                                                     fund, whereas the in-kind Creation Unit redemption
                                                                     mechanism of FVD ETF generally will not lead to a tax
                                                                     event for FVD ETF or its shareholders.  As a practical
                                                                     matter, only broker-dealers, or large institutional
                                                                     investors with creation and redemption agreements, called
                                                                     "Authorized Participants" ("APs"), can purchase or redeem
                                                                     these Creation Units.  As a result, shares of FVD ETF


                                     - 6 -




                                                                     will be traded on the AMEX to provide liquidity for
                                                                     purchasers of FVD ETF shares in amounts less than the
                                                                     size of a Creation Unit.  The market price of FVD ETF
                                                                     shares on the AMEX may be equal to, more or less than the
                                                                     net asset value, but shares of ETFs typically trade in a
                                                                     range closer to net asset value per share than do shares
                                                                     of closed-end funds.


4. Why have the Trustees of FVD recommended that I approve the Plan and the Reorganization it contemplates?

The Trustees considered the following factors, among others, in determining to recommend that shareholders of FVD approve the Plan and the Reorganization it contemplates:

     o FVD shares have historically traded at a discount from net asset value (including 8.01% at the close of trading on the date FVD's Board of Trustees approved the Reorganization, 3.77% at the close of trading on the date the Reorganization was announced and (_____)% at the close of trading on ____________, 2006). FVD shareholders would receive FVD ETF shares with an aggregate net asset value equal to the aggregate net asset value of their FVD shares as of the Valuation Time (as defined below) pursuant to the Reorganization. Shares of "exchange-traded funds," such as FVD ETF, typically trade at or very close to their net asset value.

     o FVD ETF will have a lower management fee than FVD and FVD ETF's investment adviser has agreed to cap expenses so that FVD ETF will have a lower total fund operating expense ratio than FVD for at least two years.

     o ETFs have favorable tax attributes and provide the intra-day liquidity to investors also provided by closed-end funds.

     o First Trust would bear all normal expenses associated with the Reorganization.

The Trustees of FVD recommend approval of the Plan and the Reorganization it contemplates and have concluded that: (1) the Reorganization is in the best interests of FVD and (2) the interests of the existing shareholders of FVD will not be diluted as a result of the Reorganization. Accordingly, the Trustees of FVD recommend approval of the Plan and the Reorganization it contemplates.

5. How do the investment goals, policies and restrictions of FVD and FVD ETF compare?

The investment goals, policies and restrictions of FVD and FVD ETF are similar, but have some important distinctions. FVD ETF seeks investment results that correspond generally (before fees and expenses) to an equity index called the Value Line(R) Dividend Index (the "Index"). FVD primarily utilizes an investment strategy that is substantially similar to the methodology of the Index to invest its portfolio but is not required to replicate the Index as closely as FVD ETF, each as discussed and summarized below.

                                       INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                           FVD                                                           FVD ETF
--------------------------------------------------------   -------------------------------------------------------------------
FVD's investment objective is to provide total return      The investment objective of FVD ETF is to seek investment results
through a combination of current income and capital        that correspond generally to the price and yield (before the
appreciation.  FVD seeks to accomplish its investment      Fund's fees and expenses) of the Index.  The Index seeks to
objective by investing in common stocks that pay above-    outperform the S&P 500 Index.
average dividends and have the potential for capital
appreciation.  Such common stocks are selected through     FVD ETF will normally invest at least 90% of its total assets in
the application of a disciplined investment strategy.      common stocks that comprise the Index.  First Trust, as investment adviser to the Fund, will seek to match the performance of the
Under normal market conditions, FVD invests substantially  Index (before fees and expenses).
all (at least 80%) of its net assets in common stocks
that are selected through the application of a             FVD ETF's investment objective is a fundamental policy and may not
disciplined investment strategy applied to the universe    be changed without the approval of a "majority of the outstanding
of stocks to which Value Line(R) gives a Safety(TM)        voting securities" of FVD ETF.  A "majority of the outstanding
Ranking of #1 or #2 in the Value Line(R) Safety(TM)        voting securities" means the lesser of (i) 67% of the shares
Ranking System.                                            represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding
FVD's investment objective is a fundamental policy and     shares.  Please also see Part B - Investment Objectives and Risk may not be changed without the approval of a "majority of  Factors - below for a more detailed comparison of the Funds'
the outstanding voting securities."  A "majority of the    investment policies and restrictions.
outstanding voting securities" of FVD means the lesser of
(i) 67% of the shares represented at a meeting at which    The composition of the investment portfolio of FVD ETF on a pro
more than 50% of the outstanding shares are represented    forma combined basis, giving effect to the proposed Reorganization
or (ii) more than 50% of the outstanding shares.  Please   as of the date thereof, is expected to be substantially similar to
also see Part B - Investment Objectives and Risk Factors   the portfolio of FVD immediately prior to giving effect to the
- below for a more detailed comparison of the Funds'       proposed Reorganization.
investment policies and restrictions.
                                                           FVD ETF's complete portfolio holdings as of the end of its fiscal quarters will be sent to you as part of the Semi-Annual Report and
                                                           Annual Report of FVD ETF, respectively.  FVD ETF's complete portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q with the SEC.  The FVD ETF SAI includes a description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings.


6. How do the management fees and expense ratios of FVD and FVD ETF compare, and what are they estimated to be following the Reorganization?

The following tables summarize the comparative fees and expenses you may pay when investing in FVD and the pro forma estimated expense ratios of FVD ETF after consummation of the proposed Reorganization, based upon First Trust's estimate of expenses that are expected to occur.


                            SHAREHOLDER FEES
           (FEES THAT ARE PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                    FVD ETF
                                            FVD Common Shares    Common Shares
                                            -----------------    -------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering price).........       None (1)           None (2)

(1) As a closed-end fund, FVD trades on the AMEX and does not charge a sales load or a redemption fee.

(2) As an ETF, FVD ETF trades on the AMEX and does not charge a sales load or a redemption fee on individual shares. When buying or selling ETF shares investors will incur customary brokerage commissions and charges. Purchasers of Creation Units of FVD ETF and shareholders redeeming Creation Units of FVD ETF must pay a standard creation or redemption transaction fee of $500, as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee (i.e., up to $2,000) will be charged.

The annual management fee for FVD is 0.65% of net assets and the annual management fee for FVD ETF is 0.50% of net assets. As shown below, the proposed Reorganization is expected to result in a lower total expense ratio for shareholders of FVD. First Trust has contractually agreed to waive fees and/or pay FVD ETF's operating expenses to the extent necessary to prevent the operating expenses of FVD ETF (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average daily net assets per year, for at least two years following the Reorganization. However, there can be no assurance that the Reorganization will result in expense savings.

                                             ANNUAL FUND OPERATING EXPENSES(1)
                                       (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                        Management      Distribution/       Other       Total Annual Fund     Less Expense        Net Annual
                           Fee         Service (12b-1)    Expenses     Operating Expenses        Waiver/        Fund Operating
                                              Fees                                           Reimbursements        Expenses
FVD
  Common shares             0.65%           0%              0.28%            0.93%               0.00%              0.93%
FVD ETF
  Common shares             0.50%           0%(2)           0.27%(4)         0.77%               0.07%(3)           0.70%(3)
FVD ETF
  (Pro forma
   combined)
  Common shares             0.50%           0%(2)           0.27%(4)         0.77%               0.07%(3)           0.70%(3)

(1) Expressed as a percentage of average net assets.

(2) FVD ETF has adopted a distribution and service (12b-1) plan pursuant to which FVD ETF may bear a 12b-1 fee not to exceed 0.25% per annum of FVD ETF's average daily net assets. However, no such fee is currently paid by FVD ETF and FVD ETF does not currently anticipate paying 12b-1 fees.

(3) First Trust has agreed to waive fees and/or pay expenses of FVD ETF to the extent necessary to prevent the operating expenses of FVD ETF (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average net assets per year (the "Expense Cap"), for at least two years following the Reorganization. Expenses borne by First Trust are subject to reimbursement by FVD ETF up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by FVD ETF if it would result in FVD ETF exceeding its Expense Cap.

(4) FVD ETF has not fully commenced operations as of the date of this Prospectus/Proxy Statement. The "Other Expenses" listed in the table are estimates based on the expenses FVD ETF expects to incur for its full fiscal year.

The tables are provided to help you understand the expenses of investing in each Fund and your share of the operating expenses that each Fund incurs and that First Trust expects FVD ETF to incur in the first year following the Reorganization.

                                EXAMPLES

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund's operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

                          1 Year        3 Years        5 Years        10 Years
                          ------        -------        -------        --------
FVD
  Common shares            $95           $301            $527          $1,199
FVD ETF
  Common shares(1)         $72           $234            $421            $978
FVD ETF
  (Pro forma
   combined)
  Common shares(1)         $72           $234            $421            $978

(1) Includes one year of capped expenses in the "1 Year" period and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods.

7.   What are the federal income tax consequences of the proposed
Reorganization?

For federal income tax purposes, no gain or loss is expected to be recognized by FVD or its shareholders as a direct result of the Reorganization. Any capital gains realized prior to the Reorganization will be distributed to FVD's shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. For more information, please see "Information about the Proposed Reorganization - Federal Income Tax Consequences," below.

8.   Will my dividends be affected by the Reorganization?

FVD currently pays dividends from net investment income monthly and distributes realized capital gains, if any, to shareholders annually. FVD ETF expects to pay net investment income dividends on a quarterly basis and realized capital gains, if any, annually. FVD ETF, however, will not establish a dividend reinvestment plan such as the one that FVD currently has in place.

9. Do the procedures for purchasing, selling or redeeming shares of the two Funds differ?

Yes. Shares of FVD are traded and listed on the AMEX and investors may purchase or sell FVD shares on the AMEX. Former FVD shareholders who become shareholders of FVD ETF as a result of the proposed Reorganization may also trade their FVD ETF shares on the AMEX. Unlike conventional mutual funds, ETFs like FVD ETF issue and redeem shares on a continuous basis, at net asset value, only in "Creation Units," i.e. large specified blocks of shares (each a "Creation Unit Aggregation").

Creation Units of FVD ETF will be issued and redeemed principally in-kind for securities included in the Index. Following the Reorganization, a Creation Unit Aggregation of FVD ETF shall consist of 50,000 shares. Except in Creation Unit Aggregations, FVD ETF shares are not individually redeemable securities of FVD ETF and shareholders of FVD ETF owning fewer shares than a Creation Unit Aggregation will be unable to redeem their shares. Liquidity for such individual shareholders of FVD ETF will be realized only through the sale of FVD ETF shares on the AMEX. First Trust Portfolios L.P. will serve as the principal underwriter of Creation Unit Aggregations of FVD ETF. The procedures for purchasing and redeeming Creation Unit Aggregation of FVD ETF may be found in the FVD ETF Prospectus dated ___________ ___, 2006, incorporated by reference into this Prospectus/Proxy Statement, and attached hereto as Appendix I.

10.  How will I be notified of the outcome of the Reorganization?

If the Reorganization is approved by shareholders of FVD, you will receive confirmation after the Reorganization is completed, indicating the number of shares of FVD ETF you are receiving. Otherwise, you will be notified in the next shareholder report of FVD.

11.  Will the number of shares I own change?

While you will not own shares in the same entity, the number of shares you own will most likely not change. In addition, the total value of the shares of FVD ETF you receive as a result of the Reorganization will equal the total value of the shares of FVD that you hold at the Valuation Time (as defined below).

12.  What percentage vote is required to approve the proposed
Reorganization?

Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding voting securities of FVD, i.e., the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Trustees of FVD believe that the proposed Reorganization is in the best interests of FVD. Accordingly, the Trustees recommend that shareholders vote FOR approval of the Plan and the Reorganization it contemplates.

               B.  Investment Objectives and Risk Factors

What are the main investment strategies and related risks of FVD ETF and how do they compare with those of FVD?

Investment Objectives and Policies. As noted above, the investment goals of FVD ETF are substantially similar to those of FVD, but have some important distinctions. The investment objectives of FVD ETF and FVD are set forth below.


                                              INVESTMENT OBJECTIVES AND POLICIES

                           FVD                                                           FVD ETF
--------------------------------------------------------   ------------------------------------------------------------------
FVD's investment objective is to provide total return      The investment objective of FVD ETF is to seek investment results
through a combination of current income and capital        that correspond generally to the price and yield (before the
appreciation.  FVD seeks to accomplish its objective by    Fund's fees and expenses) of an equity index called the Value
investing in common stocks that pay above-average          Line(R) Dividend Index.  The Index seeks to outperform the S&P 500
dividends and have the potential for capital               Index.  The Index is sponsored and maintained by Value Line(R)
appreciation.  Such common stocks will be selected         Publishing, Inc. ("Value Line(R)"), which is not affiliated with
through the application of a disciplined investment        First Trust, FVD ETF or FVD.  Value Line(R) has licensed to First
strategy.                                                  Trust the right to use the Index and certain Value Line(R)
                                                           trademarks, trade names and Value Line(R) systems.  First Trust in
FVD's investment strategy is applied to the universe of    turn, has sublicensed these rights to FVD ETF.  There can be no
stocks to which Value Line(R) gives a Safety(TM) Ranking   assurance that FVD ETF's investment objective will be achieved.
of #1 and #2 in the Value Line(R) Safety(TM) Ranking
System.  FVD's investment strategy is comprised of the     FVD ETF, using an "indexing" investment approach, attempts to
following three steps:                                     replicate, before expenses, the performance of the Index.  The
                                                           Index is designed to objectively identify and select those stocks
Step 1.  Determine the universe of all stocks ranked #1    from the universe of stocks of which Value Line(R) gives a
and #2 for Safety(TM) by Value Line(R) (from which FVD     Safety(TM) Ranking of #1 in the Value Line(R) Safety(TM) Ranking
excludes the stocks of master limited partnerships and     Systems and have the potential to pay above average dividends and
registered investment companies).                          capital appreciation.  First Trust seeks a correlation of 0.95 or better (before expenses) between FVD ETF's performance and the
Step 2.  From the universe of stocks determined in Step    performance of the Index; a figure of 1.00 would represent perfect
1, select those companies with a higher than average       correlation.  First Trust will regularly monitor its tracking
dividend yield, as compared to the dividend yield of the   accuracy and will use the investment techniques described below in
Standard & Poor's 500 Composite Stock Price Index ("S&P    seeking to maintain an appropriate correlation.  Because FVD is
500 Index") as of the close of regular session trading on  not required to replicate the Index as closely as FVD ETF, First
the New York Stock Exchange ("NYSE") on the business day   Trust, as FVD's investment adviser, has more discretion when
preceding the date the Fund's investment strategy is       building FVD's portfolio than when acting as investment adviser to
applied.                                                   FVD ETF.  There can be no assurance that FVD ETF's investment strategy will be successful.


                                     - 13 -




Step 3.  From the stocks determined in Step 2, eliminate
those companies with an equity market capitalization (as   FVD ETF will normally invest at least 90% of its total assets in
of the close of regular session trading on the NYSE on     common stocks that comprise the Index.  First Trust, as investment
the business day preceding the date FVD's investment       adviser of the Fund, will seek to match the performance of the
strategy is applied) of less than $1 billion.              Index.

Upon commencement of FVD's investment operations, FVD      In seeking to achieve FVD ETF's objective, FVD ETF generally will
invested equal amounts in each of the stocks selected      invest in all of the stocks comprising the Index in proportion to
through application of FVD's investment strategy as of     their weightings in the Index.  However, under various
the last Friday of the month coinciding with the           circumstances, it may not be possible or practicable to purchase commencement of FVD's investment operations.  Thereafter,  all of those stocks in those weightings.  In those circumstances,
on the last Friday of each month the Adviser reapplies     FVD ETF may purchase a sample of stocks in the Index.  First Trust
FVD's investment strategy and, on or about such date,      may choose to overweight certain stocks in the Index, purchase
makes portfolio adjustments to match any changes made to   securities not in the Index which First Trust believes are
the common stocks selected through this application of     appropriate to substitute for certain securities in the Index or
the investment strategy, regardless of any income tax      utilize various combinations of the above techniques or futures or
consequences to shareholders.  At such time, FVD's         other derivative instruments, or utilize various combinations of
portfolio is rebalanced so that each stock is equally      the above techniques in seeking to track the Index.  FVD ETF may
weighted at such time.                                     sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


FVD ETF's Index Construction. First Trust is responsible for implementing FVD ETF's overall investment strategy, including the allocation and periodic reallocation of FVD ETF's net assets among the common stocks in which FVD ETF invests in order to replicate and correlate to the Index as discussed above. In this capacity, First Trust will generally seek to invest FVD ETF's net assets in the common stocks of companies included in the Index.

The Index is designed to objectively identify and select those stocks from the universe of stocks of which Value Line(R), Inc. ("Value Line(R)") gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above average dividends and capital appreciation. The stock selection methodology for the Index is substantially similar to that utilized by FVD. Similar to FVD, the Index begins with the universe of stocks that Value Line(R) gives a Safety(TM) Ranking of #1 or #2 using the Value Line(R) Safety(TM) Ranking System. All registered investment companies and limited partnerships are removed from this universe. From those stocks, Value Line(R) selects those companies with a higher than average dividend yield, as compared to the dividend yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Value Line(R) then eliminates those companies with an equity market capitalization of less than $1 billion.

After the initial selection of securities, the Index is reconfigured on the application of the above model on a monthly basis. FVD ETF expects to make changes to its portfolio shortly after changes to the Index are released to the public. The holdings of FVD ETF and the composition and compilation methodology of the Index will be available on FVD ETF's website at www.ftportfolios.com.

Diversification Status. FVD and FVD ETF have both elected to be classified as diversified investment companies. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Please see the FVD ETF Prospectus incorporated by reference and included herein as Appendix I for additional information regarding FVD ETF's investment policies and strategies, and for further information regarding the Index.

                              Risk Factors

Risk is inherent in all investing. As investment companies following similar trading strategies, many of the risks applicable to an investment in FVD are also applicable to an investment in FVD ETF. Shares of each Fund will change in value, and you could lose money by investing in a Fund. The Funds may not achieve their investment objectives. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. The following specific factors have been identified as the principal risks of investing in FVD ETF.

Market Risk

One of the principal risks of investing in a Fund is market risk. Market risk is the risk that a particular stock owned by FVD ETF or stocks in general may fall in value. Shares of FVD ETF are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall, stock values could decline or could underperform other investments.

Index Tracking Risk

You should anticipate that the value of the shares of FVD ETF will decline, more or less, in correlation with any decline in the value of the Index.

Non-Correlation Risk

FVD ETF's return may not match the return of the Index for a number of reasons. For example, FVD ETF incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing FVD ETF's securities holdings to reflect changes in the composition of the Index. In addition, FVD ETF's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

FVD ETF may not be fully invested at times, either as a result of cash flows into FVD ETF or reserves of cash held by FVD ETF to meet redemptions and expenses. If FVD ETF utilizes a sampling approach or invests in futures or other derivative positions, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between FVD ETF's performance and the performance of the Index, there can be no assurance that First Trust will be able to achieve such a correlation. Accordingly, FVD ETF's performance may correlate to a lesser extent and may possibly vary substantially from the performance of the Index.

Replication Management Risk

FVD ETF is also exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by FVD ETF will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result of this policy, FVD ETF would generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

Small Cap and Mid-Cap Company Risk

FVD ETF may invest in small capitalization and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Concentration

FVD ETF will be concentrated in the securities of a given industry if the Index is concentrated in such industry. A concentration makes FVD ETF more susceptible to any single occurrence affecting the industry or sector and may subject FVD ETF to greater market risk than more diversified funds.

Tax Risk

FVD's counsel is giving an opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes. See "Information about the Proposed Reorganization - Federal Income Tax Consequences" on page __. However, no ruling is being sought from the Internal Revenue Service (the "IRS") to determine whether the IRS in fact agrees with the opinion of FVD's counsel. The opinion of FVD's counsel is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country. The opinion relies upon the current statute and regulations, portions of which have been changed recently and have not yet been subject to full and complete interpretation by the courts. In addition, tax laws and rules may change in the future, and some changes may apply retroactively. The opinion only addresses current law.

The opinion also relies on certain representations by the parties to the Reorganization as to current facts and future behavior. If such representations are not in fact correct, the Reorganization could be viewed as a taxable sale of the assets of FVD to FVD ETF resulting in gain recognition to FVD. No reserves are being created to fund any such tax liability, and it is not anticipated that any portion of the distribution of shares will be designated as a capital gain distribution. Under such circumstances, the shareholders of FVD would individually owe taxes on the gain recognized in the Reorganization, and potentially for their proportionate portion of the taxes of FVD.

See FVD ETF's Prospectus (incorporated herein by reference and attached hereto as Appendix I) for additional information regarding risks.

                 C.  Other Comparisons Between the Funds

The following information provides shareholders of FVD with more information about FVD ETF and how FVD ETF compares with FVD.

Adviser and Portfolio Managers. First Trust is the investment adviser for each Fund. Under the supervision of the Board of Trustees of each Fund, First Trust, with headquarters at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, makes each Fund's investment decisions, buys and sells securities for each Fund. First Trust also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family.

First Trust serves as adviser or sub-adviser for 24 mutual fund portfolios, ___ exchange-traded fund portfolios and __ closed-end fund portfolios and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 1001 Warrenville Road, Lisle, Illinois 60532. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of FVD ETF.

The same advisory team at First Trust will be responsible for the portfolio management of FVD ETF as is responsible for the portfolio management of FVD. There is no one individual primarily responsible for portfolio management decisions for FVD ETF. Investments are made under the direction of a committee (the "Investment Committee"). The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel and Roger F. Testin. Mr. Lindquist re-joined First Trust over two years ago after serving as Chief Operating Officer of Mina Capital Management LLC and Samori Asset Management LLC from 2000 to 2003 and is a Senior Vice President of First Trust and FTP.
 Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings and began working at First Trust on April 26, 2004. Mr. Carey is the Chief Investment Officer and Senior Vice President of First Trust and Senior Vice President of FTP and began working at First Trust on September 27, 1991. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Erickson is a Senior Vice President of First Trust and FTP and began working at First Trust on March 21, 1994. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice President of First Trust and FTP and began working at First Trust on August 15, 1997. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Since August 2001, Mr. Testin has been a Senior Vice President of First Trust and began working at First Trust on August 27, 2001. Prior to joining First Trust, Mr.
Testin was an analyst for Dolan Capital Management. As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in each Fund's portfolio. For additional information concerning First Trust, including a description of the services provided to FVD ETF, see the FVD ETF SAI. In addition, the FVD ETF SAI provides additional information about the compensation of members of the Investment Committee, other accounts managed by members of the Investment Committee and the ownership of securities of members of the Investment Committee in FVD ETF.

First Trust will receive annual investment advisory fees from FVD ETF equal to 0.50% of FVD ETF's average daily net assets , and currently receives annual investment advisory fees from FVD equal to 0.65% of FVD's average daily net assets.

FVD ETF is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, paying for its sublicensing fees related to the Index, any distribution fees or expenses, and extraordinary expenses. First Trust has agreed to waive fees and/or pay FVD ETF's expenses to the extent necessary to prevent the operating expenses of FVD ETF (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average daily net assets per year (the "Expense Cap"), for at least two years following the Reorganization. Expenses borne by First Trust are subject to reimbursement by FVD ETF up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by FVD ETF if it would result in FVD ETF exceeding its Expense Cap.

Distribution and Service Fees. FVD shares are not subject to any 12b-1 distribution and service fees, nor are any 12b-1 fees currently being paid by FVD ETF. Furthermore, there are no plans to impose any 12b-1 fees on FVD ETF. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of FVD ETF's assets, over time these fees would increase the cost of your investment and may cost you more than certain other types of sales charges.

The Board of Trustees of First Trust ETF, of which FVD ETF is a series, has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, FVD ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

Trustees and Officers. The Trustees of First Trust ETF (of which FVD ETF is a series) are the same as those of FVD. The following individuals comprise the Board of Trustees of both First Trust ETF and
FVD: James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson. In addition, the officers of First Trust ETF are the same as those of FVD.

Independent Registered Public Accounting Firm ("Auditor"). Deloitte & Touche LLP serves as Auditor for both FVD ETF and for FVD.

Charter Documents. FVD is organized as a Massachusetts business trust governed by Massachusetts law. FVD ETF is a diversified series of First Trust ETF, a Massachusetts business trust governed by Massachusetts law.
 FVD is governed by a Declaration of Trust, dated as of June 11, 2003. First Trust ETF is governed by a Declaration of Trust, dated as of August 8, 2003. Each charter document is sometimes referred to herein as the Declaration. Additional information about each of the Declarations is provided below.

Shareholders of FVD and FVD ETF have a number of rights in common. Except with respect to the differences described below, the Declarations are substantially identical. Shares of beneficial interest of each Fund entitle their holders to one vote per share and fractional shares entitle their holders to a proportional fractional vote. Unlike FVD, First Trust ETF is permitted to have more than one series, and currently
there are eight series existing in addition to FVD ETF.   In some
circumstances all of the series vote together, but a separate vote will be taken by the shareholders of FVD ETF on matters affecting FVD ETF as a series when so required under the 1940 Act. If a matter affects only a particular series of First Trust ETF and does not affect FVD ETF, only the required vote by that applicable series shall be required. For example, a change in a fundamental investment policy for FVD ETF would be voted upon only by shareholders of FVD ETF.

Shareholder meetings of First Trust ETF and FVD must be called when required by the 1940 Act to elect Trustees. Shareholder meetings of FVD also may be called by the Chairman of the Board of Trustees or the President and may be called upon written request of at least 66-2/3% of the Trustees. Shareholder meetings of FVD ETF also may be called by a majority of the Trustees. Shareholder meetings of both FVD and FVD ETF also shall be called by any Trustee upon written request, which shall specify the purpose or purposes for which such meeting is to be called, of shareholders holding shares representing in the aggregate not less than (i) 50%, in the case of FVD, and (ii) one-third, in the case of FVD ETF, of the voting power of the outstanding shares entitled to vote on the matters specified in such written request. Because of AMEX rules, FVD is required to hold annual shareholder meetings at which Trustees of FVD are elected. FVD ETF is not subject to the same annual meeting requirement.

Neither Fund's stock has preemptive rights. Mutual funds, in general, issue shares that can be redeemed or sold back to the fund at the fund's net asset value per share (less any applicable redemption fee). Unlike conventional mutual funds, ETFs like FVD ETF issue and redeem shares on a continuous basis, at net asset value, only in large specified blocks of shares (each a "Creation Unit Aggregation.") Creation Units of FVD ETF will be issued and redeemed principally in-kind for securities included in the Index. Following the Reorganization, a Creation Unit Aggregation of FVD ETF shall consist of 50,000 shares. Except in Creation Unit Aggregations, FVD ETF shares are not individually redeemable securities of FVD ETF. Shares of FVD ETF will be listed and traded on the AMEX under the ticker symbol "___" to provide liquidity for individual shareholders of FVD ETF shares in amounts less than the size of a Creation Unit Aggregation. As closed-end fund shareholders, FVD shareholders have no similar right to redeem shares of FVD, but shares of FVD also are listed on the AMEX and may be purchased or sold on that exchange.

Shareholders of FVD ETF are entitled to dividends as declared by its Trustees, and if First Trust ETF were liquidated, each shareholder of FVD ETF would be entitled to receive pro rata the distributable assets of First Trust ETF attributable to shares of FVD ETF. FVD's present policy is to, distribute its net investment income monthly and its net realized capital gains annually, if any. FVD ETF intends to distribute its net investment income quarterly and its realized capital gains, annually, if any.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of a Fund. However, each of the Declarations contains an express disclaimer of shareholder liability for debts or obligations of the Funds and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. Each of the Declarations further provides for indemnification for all claims and liabilities of any shareholder held personally liable for the obligations of a Fund solely by reason of being or having been a shareholder of a Fund.

As noted above, unlike FVD, First Trust ETF issues its shares in more than one series. All consideration received by FVD ETF for the issue or sale of shares of FVD ETF, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of First Trust ETF, subject only to the rights of creditors of FVD ETF, and belong irrevocably to FVD ETF for all purposes. Additional series of First Trust ETF may be established by the Trustees from time to time. Shares of FVD ETF may be issued in classes, with such relative rights and preferences as may be determined by the Trustees from time to time.

In general, each Declaration provides that reorganizations, consolidations, or sales, leases or exchanges of all or substantially all of the assets of a Fund requires the affirmative vote of the holders of two-thirds of all the votes entitled to be cast on the matter; provided, however, that if such transaction has already been authorized by the affirmative vote of two-thirds of the Trustees, then the affirmative vote of the "majority of the outstanding voting securities" in accordance with the 1940 Act, as described above, is required. Each Declaration also permits such action without the vote of shareholders, if prior to such reorganization, consolidation or sale, the acquiring fund is not an operating entity.

The Declaration of FVD specifically authorizes the issuance of preferred shares, and if such shares are issued, they may be senior to the common shares as to rights to dividends and distributions and upon termination, and have separate voting rights on certain matters as required by the 1940 Act. The Declaration of First Trust ETF (of which FVD ETF is a series) permits the issuance of shares in classes, but such classes are not entitled to the preferences granted to preferred shares in the Declaration of FVD. However, the Declaration of First Trust ETF authorizes the issuance of series of shares, of which FVD ETF is one, while the Declaration of FVD only authorizes the issuance of classes of shares.

The amendment procedures contained in both Declarations are substantially similar, except that amendments to First Trust ETF's Declaration require the approval of the requisite percentage vote of all series or classes of First Trust ETF, rather than the requisite percentage vote of shares of FVD ETF only.

Certain provisions of FVD's Declaration could have the effect of limiting the ability of other entities or persons to acquire control of FVD. The affirmative vote or consent of the holders of 66-2/3% of the shares of FVD is required to authorize certain transactions, including under certain circumstances a conversion into an open-end company or a merger or consolidation of FVD with or into another entity unless the transaction is approved by two-thirds of the Trustees. These provisions would make it more difficult to change the management of FVD and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of FVD in a tender offer or similar transaction.

Except as required by the 1940 Act, AMEX rules or as described above, the Trustees of FVD and of First Trust ETF (of which FVD ETF is a series) need not call meetings of the shareholders for the election or re-election of Trustees. Subject to the limits of the 1940 Act, vacancies may be filled by a majority of the standing Trustees. The Declarations provide that, subject to the limits of the 1940 Act, any Trustee of First Trust ETF or FVD may be removed with or without cause by (a) three-quarters of the Trustees or (b) a vote of two-thirds of the outstanding shares of FVD or First Trust ETF, as applicable.

Quorum for a shareholder meeting of First Trust ETF (of which FVD ETF is a series) and FVD is the presence in person or by proxy of 33-1/3% of the voting power of the outstanding shares entitled to vote or, when a matter requires a separate vote by series or class, then 33-1/3% of the voting power of the outstanding shares entitled to vote of that series or class shall constitute a quorum as to the matter being voted upon by that series or class.

The foregoing is a very general summary of certain provisions of the Declarations governing FVD and FVD ETF. It is qualified in its entirety by reference to the charter documents themselves.

            D.  Information About the Proposed Reorganization

General. The shareholders of FVD are being asked to approve a Reorganization of FVD with and into FVD ETF pursuant to the proposed Agreement and Plan of Reorganization between FVD and First Trust ETF on behalf of its series, FVD ETF (the "Plan"), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The Reorganization is structured as a transfer of all of the assets of FVD to FVD ETF in exchange for the assumption by FVD ETF of all of the liabilities of FVD and for the issuance and delivery to FVD of Reorganization Shares equal in aggregate value to the net value of the assets transferred to FVD ETF.

After the receipt of the Reorganization Shares in Creation Unit Aggregations of _________ shares (for purposes of the Reorganization only), FVD or its agent will distribute the Reorganization Shares to its shareholders of record, on a pro rata basis, in proportion to their existing shareholdings as of the Valuation Time (as defined on page __), in complete liquidation of FVD, and the legal existence of FVD will be terminated. Each shareholder of FVD will receive a number of full or fractional Reorganization Shares equal in value at the Valuation Time (as defined on page ___) to the aggregate value of the shareholder's FVD shares. Following the Reorganization, a Creation Unit Aggregation shall consist of 50,000 shares of FVD ETF.

Prior to the date of the Reorganization, FVD may have to sell certain of its investments that are not consistent with the current constituents of the Index (to which FVD ETF corresponds generally) and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the Reorganization. The sale of such investments may increase the taxable distribution to shareholders of FVD occurring prior to the Reorganization above that which they would have received absent the Reorganization. As of __________, 2006, First Trust did not believe that [any] securities held by FVD were inconsistent with the Index.

The Trustees of FVD have voted to approve the Plan and the proposed Reorganization contemplated thereby and to recommend that shareholders of FVD also approve the Plan. The transactions contemplated by the Plan and the related matters described therein will be consummated only if approved by the holders of the lesser of (i) 67% of FVD's shares represented at the Meeting, if more than 50% of the outstanding shares of FVD are represented at the Meeting or (ii) more than 50% of FVD's outstanding shares.

In the event that the Reorganization does not receive the required shareholder approval to approve the Plan, FVD will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees of FVD may consider such alternatives as may be in the best interests of FVD, including the possible liquidation of FVD.

Background and Trustees' Considerations Relating to the Proposed
Reorganization.

The Trustees of FVD had, at each regularly scheduled Board meeting beginning in December 2003, discussed the discount to net asset value at which FVD shares, and shares of closed-end funds in general, have traded. They reviewed the investment performance of FVD, shareholder activity in FVD shares and possible methods to reduce or eliminate the discount at which FVD shares have traded. Following the regularly scheduled quarterly meeting on June 12, 2006, FVD was contacted by a significant investor in FVD (the "Major Shareholder") and informed that, due to concerns about FVD's discount, he and a group of other shareholders intended to submit a competing slate of nominees to serve as trustees at the Fund's annual meeting. Thereafter, the Board convened a special meeting at which the Board approved an open-market repurchase program and a level monthly dividend distribution policy as measures to address the discount, and FVD issued a press release on June 26, 2006 describing these actions. The First Trust representatives reported on the market reaction to the announcement of the open-market repurchase program and the level monthly dividend distribution policy at another special Board meeting held on June 30, 2006. At this meeting, representatives of First Trust also informed the Trustees that they were considering the feasibility of a transaction like the Reorganization, since the Board was familiar with this possible response to the discount due to extensive discussions that had been held on such a proposal for another closed-end fund managed by First Trust that also was trading at a discount. In the meantime, the Fund received notice on June 28, 2006 from the Major Shareholder of his group's intention to nominate a different slate of nominees to serve as trustees at the 2006 annual shareholder meeting.

First Trust first discussed the actual terms and conditions of the proposed Reorganization with the Trustees of FVD at a special meeting held on July 26, 2006. Although the repurchase program and revised dividend policy was effective in reducing the discount of FVD, a substantial discount remained in the trading price of FVD shares. In light of the persistent discount, the ongoing discussions between Fund counsel and the staff of the SEC (the "Staff") concerning another First Trust closed-end fund that also was trading at a discount engaging in a proposed reorganization, the substantial similarity between the proposed reorganizations and the recent developments with the Major Shareholder, First Trust had determined to submit the proposed Reorganization to the Trustees for approval at this meeting. As they had at previous Board meetings, at the July 26, 2006 meeting, the Trustees discussed the discount to net asset value at which FVD shares have traded. They also reviewed the market response to the open-market share repurchase program. In addition, the Trustees considered discussions between representatives of First Trust and the Major Shareholder.

Based upon foregoing and the considerations discussed below, on July 26, 2006, the Trustees of FVD, including all of the Trustees who are not "interested persons" of FVD (as defined in the 1940 Act) (the
"Independent Trustees"), approved the proposed Reorganization and recommended its approval to shareholders.

In determining to recommend that the shareholders of FVD vote to approve the Reorganization, the Trustees considered, among others, the factors described below:

    o Reduction of Discount. The proposed Reorganization may have the effect of producing a reduction of FVD's discount (for shareholders of record who become shareholders of FVD ETF as a result of the Reorganization). The Trustees noted that FVD's shares have historically traded at a discount from their net asset value. The Trustees considered that if the Reorganization is approved, FVD shareholders would receive FVD ETF shares with an aggregate net asset value equal to the net asset value of their FVD shares held as of the Valuation Time (as defined below). The Trustees considered that ETFs historically trade at or very close to their net asset value, and noted that after the Reorganization, current shareholders of FVD who become shareholders of FVD ETF as part of the Reorganization should be able to sell their Reorganization Shares at or close to the NAV of their previously held FVD shares, thus effectively reducing or eliminating FVD's discount.

    o Comparison of Fees and Expense Ratios. The Trustees considered comparative expense information of FVD and FVD ETF, including comparisons between the current expense ratio for FVD and the estimated pro forma operating expense ratio of FVD ETF, and between the estimated operating expense ratio of FVD ETF and the current expense ratios of two other ETFs comparable to the proposed FVD ETF. The Trustees in particular noted that the management fee of FVD ETF would be lower than FVD's management fee and that the estimated operating expense ratio of FVD ETF is expected to be lower than the current expense ratio of FVD.

    o Fee Waiver/Expense Cap. The Trustees noted that First Trust has agreed to waive all or a portion of its management fees and/or reimburse or pay operating expenses of FVD ETF to the extent necessary to maintain FVD ETF's total operating expenses at 0.70% of average daily net assets per year, for at least two years following the Reorganization, excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses.

    o Benefits of the ETF Structure. The Trustees considered the favorable tax attributes of ETFs, that shareholders of FVD who become shareholders of FVD ETF as a result of the Reorganization will continue to receive the benefit of intra-day liquidity and that ETFs can generally remain fully invested because they do not redeem individual shares and typically redeem Creation Units Aggregations on an in-kind basis.

    o Expenses of the Reorganization. The Trustees noted that First Trust would bear all normal costs of the Reorganization, and that FVD would bear any extraordinary costs of the Reorganization.

    o Elimination of Proxy Contest and Related Expenses. The Trustees considered the costs and expenses of a proxy contest to FVD and also considered the proposed Reorganization as a possible alternative method to reducing or eliminating the discount at which shares of FVD trade that would likely be favored by the Major Shareholder and his group.

In addition to the foregoing, the Trustees of FVD also considered the following:

    o The terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of FVD's existing shareholders in light of the basis on which shares of FVD ETF will be issued to FVD in Creation Unit Aggregations as contemplated in the Reorganization;

    o The compatibility of FVD's and FVD ETF's investment objectives, policies and restrictions and the composition of the current FVD portfolio and the expected FVD ETF portfolio; and

    o The tax consequences of the Reorganization on FVD; the Reorganization is expected to be a tax-free reorganization for federal income tax purposes and the receipt by FVD shareholders of shares of FVD ETF as a result of the Reorganization is expected to be a tax-free transaction.

Based upon all of the foregoing considerations, the Trustees approved the proposed Plan and the Reorganization contemplated thereby and determined that the proposed Reorganization would be in the best interests of FVD. The Trustees also determined that the interests of FVD's existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. The Trustees of FVD, including the Independent Trustees, unanimously recommend that shareholders of FVD approve the Reorganization.

Agreement and Plan of Reorganization. The proposed Reorganization will be governed by the Plan, the form of which is attached as Exhibit A.
The Plan provides that FVD ETF will acquire all of the assets of FVD in exchange for the assumption by FVD ETF of all liabilities of FVD and for the issuance of Creation Units representing the Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The Creation Units representing the Reorganization Shares will be issued on the next full business day (the "Closing Date") following the time as of which FVD's shares are valued for determining net asset value for the Reorganization (4:00 p.m. Eastern time on _________ ___, 2006, or such other date and time as may be agreed upon by the parties (the "Valuation Time")). The following discussion of the Plan is qualified in its entirety by the full text of the Plan.

FVD will transfer all of its assets to FVD ETF, and in exchange, FVD ETF will assume all liabilities of FVD, including without limitation FVD's indemnification obligations to its trustees and officers, and deliver to FVD a number of Creation Units representing the Reorganization Shares having an aggregate net asset value equal to the value of the assets of FVD attributable to common shares of FVD, less the value of the liabilities of FVD assumed by FVD ETF attributable to common shares of FVD. Immediately following the transfer of assets on the Exchange Date, FVD or its agent will distribute pro rata to its shareholders of record as of the Valuation Time the Reorganization Shares received by FVD. As a result of the proposed Reorganization, each shareholder of FVD will receive a number of Reorganization Shares [equal] in aggregate value as of the Valuation Time to the value of the FVD common shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of FVD ETF in the name of such FVD shareholders of record, each account representing the respective number of Reorganization Shares due to the respective shareholder. New certificates for Reorganization Shares will not be issued.

The Trustees of FVD and the Trustees of First Trust ETF, of which FVD ETF and a series, (who are the same individuals) have determined that the proposed Reorganization is in the best interests of their respective Fund and that the interests of their respective Fund's existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

The consummation of the Reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated and the Reorganization abandoned (i) by mutual agreement of FVD ETF and FVD, (ii) by either party if the Reorganization shall not be have occurred on or before January 31, 2007 unless such date has been extended by mutual agreement of the parties or (iii) by either party if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation therein or in connection therewith. If shareholders of FVD approve the Reorganization, both Funds agree to coordinate their respective portfolios from the date of the Plan up to and including the Closing Date in order that the investments of FVD as of the time of the Reorganization will meet as closely as practicable the investment objective, policies and restrictions of FVD ETF.

The normal costs of the Reorganization including legal expenses, proxy printing and proxy solicitation expenses will be borne by First Trust. Any extraordinary costs of the Reorganization will be borne by FVD.

First Trust (but not FVD) has entered into a Corporate Finance Services and Consulting Agreement with A.G. Edwards & Sons, Inc. ("A.G. Edwards") and has agreed to pay from its own assets a fee to A.G. Edwards relating to FVD. This fee is payable quarterly at the annual rate of 0.15% of FVD's average daily net assets. A.G. Edwards provides information and research under this agreement. First Trust does not intend to pay such a fee to A.G. Edwards in connection with FVD ETF and, therefore, the Reorganization may represent a cost savings to First Trust if approved.

Description of the Reorganization Shares. The Reorganization Shares will be issued to FVD in Creation Unit Aggregations in accordance with the Plan described above. Reorganization Shares will thereafter be distributed to FVD's shareholders by FVD or its agent in accordance with the Plan as described above. The Reorganization Shares will be shares of beneficial interest, $0.01 par value per share, of FVD ETF.

The common shares of FVD are currently listed and traded on the AMEX under the symbol FVD. If the Reorganization is approved, FVD shares will no longer be listed on the AMEX and FVD will be dissolved, liquidated and terminated as provided in the Plan. FVD ETF has applied to list and trade its shares on the AMEX and FVD will be terminated. Reports, proxy materials and other information concerning FVD ETF and FVD may be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006.

For more information on the characteristics of the Reorganization
Shares, please see the FVD ETF prospectus, a copy of which is included with this Prospectus/Proxy Statement as Appendix I.

Federal Income Tax Consequences. As a condition to each Fund's obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

          (i) the acquisition by FVD ETF of all of the assets of FVD solely in exchange for Creation Units representing Reorganization Shares and the assumption by FVD ETF of all of the liabilities of FVD, followed by the distribution by FVD to its shareholders of Reorganization Shares in complete liquidation of FVD, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and FVD and FVD ETF will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (ii) under Section 361 of the Code, FVD will not recognize gain or loss upon the transfer of FVD's assets to FVD ETF in exchange for Reorganization Shares and the assumption of FVD's liabilities by FVD ETF, and FVD will not recognize gain or loss upon the distribution to FVD's shareholders of the Reorganization Shares in liquidation of FVD;

          (iii) under Section 354 of the Code, shareholders of FVD will not recognize gain or loss on the receipt of Reorganization Shares solely in exchange for FVD shares;

          (iv) under Section 358 of the Code, the aggregate basis of the Reorganization Shares received by each shareholder of FVD will be the same as the aggregate basis of FVD shares exchanged therefor;

          (v) under Section 1223(1) of the Code, the holding period of the Reorganization Shares received by each FVD shareholder will include the holding periods of FVD shares exchanged therefor, provided that the FVD shareholder held the FVD shares at the time of the Reorganization as a capital asset;

          (vi) under Section 1032 of the Code, FVD ETF will not recognize gain or loss upon the receipt of assets of FVD in exchange for Reorganization Shares and the assumption by FVD ETF of all of the liabilities of FVD;

          (vii) under Section 362(b) of the Code, the basis of the assets of FVD transferred to FVD ETF in the Reorganization will be the same in the hands of FVD ETF as the basis of such assets in the hands of FVD immediately prior to the transfer;

          (viii) under Section 1223(2) of the Code, the holding periods of the assets of FVD transferred to FVD ETF in the Reorganization in the hands of FVD ETF will include the periods during which such assets were held by FVD; and

          (ix) FVD ETF will succeed to and take into account the items of FVD described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

While shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Reorganization, differences in the Funds' portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Reorganization.

If the Plan is approved by shareholders of FVD, FVD will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Plan), and such distributions will be taxable to shareholders.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization. The following table sets forth the unaudited capitalization of each Fund as of July 24, 2006 and of FVD ETF on a pro forma basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

                                   FVD                 FVD ETF           Pro Forma            FVD ETF Pro
                                                                        Adjustments         Forma Combined
Net Assets:
Common Shares                  $537,289,606               $0                  $0              $537,289,606
Total Net assets               $537,289,606               $0                  $0              $537,289,606
Shares outstanding:
Common Shares                   $32,088,000               $0                  $0               $32,088,000
Net Asset Value per share:
Common Shares                        $16.74               $0                  $0                    $16.74

(1) Assumes the Reorganization had been consummated on July 24, 2006, and is for information purposes only. No assurance can be given as to how many shares of FVD ETF will be received by the shareholders of FVD on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of FVD ETF that actually will be received on or after such date.

The Board of Trustees of FVD, including the Independent Trustees, unanimously recommends that shareholders of FVD vote to approve the Reorganization by voting FOR approval of the Plan.

                         ADDITIONAL INFORMATION

Investment Adviser and Administrator. First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as FVD's investment adviser.

PFPC acts as FVD's administrator and accounting agent and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping services, PFPC provides other services through its own subsidiary business units.

Share Ownership of FVD and FVD ETF. As of August 4, 2006, based solely on information First Trust obtained from filings made on the SEC's EDGAR website, the following persons owned beneficially or of record 5% or more of FVD's shares.

                                           Common Shares
Name                                           Owned
----                                       -------------
Arthur D. Lipson                            2,042,575*
QVT Financial                               1,659,700


*In addition to Arthur D. Lipson, the following parties have jointly filed with Mr. Lipson a Schedule 13D reflecting beneficial ownership of additional common shares of FVD: Western Investment LLC, Western Investment Hedged Partners LP, Western Investment Total Return Master Fund Ltd., Western Investment Activism Partners LLC, Benchmark Plus Institutional Partners, L.L.C., Benchmark Plus Management, L.L.C., Benchmark Plus Partners, L.L.C., Paradigm Partners, N.W., Inc., Matthew S. Crouse,
Robert Ferguson, Scott Franzblau, Michael Dunmire, James R. Merchant and Philip Cooper (the "Lipson Group").

As of May 31, 2006, the Trustees and executive officers as a group beneficially owned 6,477,288 shares of FVD, which is less than 1% of FVD's outstanding shares. No shares of FVD ETF are outstanding.

Lipson Letter Agreement.  In June 2006, FVD received notice from Arthur
D. Lipson, referred to as the "Major Shareholder" above, of his intent to nominate five nominees to serve as Trustees of FVD at its 2006 annual meeting of shareholders. On August 31, 2006, Arthur D. Lipson and the
Lipson Group entered into a Letter Agreement with FVD (the "Letter Agreement") in which the FVD and Mr. Lipson and the Lipson Group agreed to take or refrain from taking certain actions including the following:

    o Mr. Lipson and the Lipson Group withdrew their notice (the "Nomination Letter") nominating five nominees for election as Trustees of FVD at the 2006 annual meeting of shareholders and an associated request to inspect the shareholders list and other corporate records of FVD.

    o FVD agreed that the next meeting of shareholders of FVD will be a special meeting of shareholders (the "Special Meeting") to be held on or prior to February 15, 2007 for the purpose of approving the Reorganization, subject to compliance with applicable laws, rules and regulations.

    o FVD agreed that the only business to be conducted at the Special Meeting will be the approval of the Reorganization and any matters related thereto, subject to compliance with applicable laws, rules and regulations. Without limiting the generality of the foregoing, FVD agreed that it will not present to the shareholders a proposal to elect Trustees of FVD at the Special Meeting.

    o The parties agreed that if either (a) the Reorganization is not approved by the shareholders at the Special Meeting, (b) the Reorganization does not take place substantially in accordance with the terms described in the press release regarding the Reorganization of FVD issued on July 28,

        2006 (the "Press Release") by March 31, 2007, (c) FVD files preliminary proxy materials with respect to, or announces that it will hold, a meeting of shareholders for the purpose of electing Trustees, or (d) FVD breaches any material provision of the Letter Agreement, the Nomination Letter shall be deemed to have been resubmitted to the Secretary of FVD and the nomination of candidates set forth in such Nomination Letter shall be accepted by FVD as being sufficient under the By-Laws of FVD, and such candidates shall be eligible to be considered for election at the next meeting of shareholders held for the purpose of electing Trustees.

    o FVD agreed that, to the extent the Reorganization is not approved by the shareholders by February 15, 2007 or the Reorganization does not take place by March 31, 2007 substantially in accordance with the terms described in the Press Release, FVD shall promptly call an annual meeting of shareholders to be held within 90 days thereafter for the purpose of electing Trustees.

    o FVD agreed that from the date of the Letter Agreement through the date of the next meeting of shareholders called for the purpose of electing Trustees, if any, it will not (i) amend its Declaration of Trust or By-Laws of FVD so as to limit the Lipson Group's ability to nominate or elect a slate of Trustees at such a meeting, including amending the quorum requirements set forth in Article III, Section 2 of the By-Laws of FVD and the number of shares required to vote to elect a Trustee set forth in Section 6.6 of FVD's Declaration of Trust; (ii) increase the number of Trustees serving in office above five (5) persons; or (iii) adopt a shareholders rights plan whereby any member of the Lipson Group would be deemed an "Acquiring Person" so long as the aggregate number of shares of voting securities of the Fund beneficially owned by the Lipson Group does not exceed the greater of (a) the aggregate number of shares of FVD beneficially owned by members of the Lipson Group as of the date of the Letter Agreement or (b) if the aggregate amount of voting securities of the Fund increases from the amount outstanding on the date of the Letter Agreement, the percentage of outstanding voting securities of the Fund deemed beneficially owned in the aggregate by the Lipson Group on the date of the Letter Agreement.

    o Except as expressly set forth in the Letter Agreement, each member of the Lipson Group agreed, until the earliest of the occurrence of any event enumerated in subparagraphs (a) through (d) of the fourth bullet point above (the "Effective Period"), or upon the consummation of the Reorganization, that it will not, and will cause its affiliates and associates not to, directly or indirectly, alone or in concert with others, unless specifically requested in writing by the Chairman and President of FVD or by a resolution of a majority of the Trustees of FVD currently in office, take any of the actions set forth below (or take any action that would require FVD to make an announcement regarding any of the following):

            o effect, seek, offer, engage in, propose (whether publicly or otherwise) or cause or participate in, or assist any other person to effect, seek, engage in, offer or propose (whether publicly or otherwise) or participate in (other than as specifically contemplated by the Letter Agreement) any "solicitation" of "proxies" (as such terms are defined in the rules and regulations promulgated under the Exchange Act but without regard to the exclusion set forth in Rule 14a-1(1)(2)(iv) from the definition of "solicitation"), whether or not relating to the election or removal of Trustees, with respect to FVD or any transaction relating to FVD, or any action resulting in the Lipson Group or any member of the Lipson Group or any of their respective affiliates or associates becoming a "participant" in any "election contest" (as such terms are defined in the rules and regulations promulgated under the Exchange Act) with respect to FVD;

            o propose any matter for submission to a vote of shareholders of FVD;

            o grant any proxy with respect to any shares of FVD (other than to proxies designated by the Board of Trustees of FVD);

            o execute any written consent with respect to any shares of FVD;

            o form, join or participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any shares of FVD or deposit any shares of FVD in a voting trust or subject any shares of FVD to any arrangement or agreement with respect to the voting of such shares of FVD or other agreement having similar effect (in each case except between a member of the Lipson Group and its affiliates);

            o seek, alone or in concert with others, (i) to call a meeting of shareholders of FVD; (ii) representation on the Board of Trustees of FVD; (iii) the removal of any member of the Board of Trustees of FVD; or
        (iv) to control or influence the management or policies of FVD; or

            o except as specifically contemplated by the Letter Agreement, enter into any discussions, negotiations, arrangements or understandings with any person with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing.

    o None of the foregoing covenants in the prior bullet point shall be construed to prevent the Lipson Group from soliciting FVD's shareholders in favor of FVD's proposal to engage in the Reorganization.

    o Each member of the Lipson Group covenants and agrees that during the Effective Period it will not, and will cause its affiliates and associates not to (and will not advise, assist or encourage others to), vote against any proposal proposed by management to the shareholders of FVD. Each member of the Lipson Group covenants and agrees that during the Effective Period it will, and will cause its affiliates and associates to, vote each of the shares of FVD held by such persons on the record date of the related meeting in favor of the Reorganization.

    o Except for pledges in existence as of the date of the Letter Agreement, each member of the Lipson Group agreed that during the Effective Period, it shall not (i) sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (collectively, a "Transfer"), or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any or all of the Lipson Group's shares of FVD; provided, however that any member of the Lipson Group may Transfer any or all of its shares of FVD to one of its affiliates that agrees in writing to be bound by the terms of the Letter Agreement and, with the consent of FVD (which consent shall not be unreasonably withheld), may pledge or encumber any shares of FVD so long as such pledge or encumbrance would not impair its obligations under the Letter Agreement; or (ii) take any action that would have the effect of preventing, impeding, interfering without adversely affecting its ability to perform its obligations under the Letter Agreement; provided, however, that no member of the Lipson Group shall be bound by the restrictions contained in (i) above subsequent to the consummation of the Reorganization.

Shareholder Proposals. FVD's By-Laws require that in order to nominate persons to FVD's Board or to present any other permitted proposal for action by shareholders at an annual meeting of shareholders, a shareholder must provide advance written notice to the Secretary of FVD, which notice must be delivered to or mailed and received at FVD's principal executive offices not later than the close of business on the 45th day nor earlier than the close of business on the 60th day prior to the first anniversary date of the date of the release of the proxy statement for the preceding year's annual meeting of shareholders; provided that in the event that the date of the annual meeting to which such shareholder's notice relates is more than 30 days before or more than 30 days after such anniversary date, for notice by the shareholder to be timely it must be so delivered not later than the close of business on the later of the 45th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by FVD. The shareholder's notice must contain detailed information specified in FVD's By-Laws. The date of the release of this combined Prospectus/Proxy Statement is expected to be ______________, 2006.

As a general matter, FVD ETF does not intend to hold future regular annual or special meetings of its shareholders. To be considered for presentation at an annual meeting, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the applicable Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, not later than _________, 200_. If the Plan is approved, it is not likely that FVD will hold further shareholder meetings.

Timely submission of a proposal does not mean that such proposal will be included in the FVD's proxy statement.

Shareholder Communications. Shareholders of FVD who want to communicate with the Board of Trustees or any individual Trustee should write FVD to the attention of FVD Secretary, W. Scott Jardine, First Trust Portfolios L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. The letter should indicate that you are an FVD shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Fiscal Year. The fiscal year end for FVD is May 31. The fiscal year end for FVD ETF is December 31.

Annual Report Delivery. Annual reports will be sent to shareholders of record of FVD ETF or, if the Reorganization is not approved, FVD following the applicable Fund's next fiscal year end. The applicable Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 988-5891.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a fund who share an address, unless such fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact FVD at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

General. A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of FVD, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning two days after the date of the Notice of Special Meeting of Shareholders included with this Proxy Statement/Prospectus.

Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject FVD to additional expense. The chair of the meeting may call for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposal if he or she determines that adjournment and further solicitation is reasonable and in the best interests of the shareholders.


                OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of FVD.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


-------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL
OR HOW TO VOTE YOUR SHARES, CALL (800) 761-6707 WEEKDAYS FROM 9:00 A.M.
TO 10:00 P.M. EASTERN TIME.
-------------------------------------------------------------------------------

                                EXHIBIT A

              FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of __________, 2006, by and among First Trust Exchange-Traded Fund, a Massachusetts business trust (the "Acquiring Trust"), on behalf of its series, First Trust Value Line(R) Dividend Index Fund (the "Acquiring Fund"), First Trust Value Line(R) Dividend Fund, a Massachusetts business trust (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), and, for purposes of Section 10.2 of the Agreement only, First Trust Advisors L.P. ("First Trust"), an Illinois limited partnership. The principal place of business of the Acquiring Trust, the Acquired Fund and First Trust is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares received by the Acquired Fund pro rata to the shareholders of record of the Acquired Fund in complete liquidation, dissolution and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE 1.  ACQUIRING FUND SHARES, THE TRANSFER OF ALL ACQUIRED FUND ASSETS,
            THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION, DISSOLUTION AND TERMINATION OF THE ACQUIRED FUND

    Section 1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund's assets as set forth in Section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund, either directly or through its agent, that number of Acquiring
Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the common shares of the Acquired Fund, computed in the manner and as of the time and date set forth in Section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including without limitation the Acquired Fund's indemnification obligations to its trustees and officers. Acquiring
Fund Shares shall be delivered to the Acquired Fund in "Creation Unit" aggregations only ("Creation Units"), meaning specified blocks of ____________ Acquiring Fund Shares ("Creation Unit Aggregations"). The Acquired Fund directly or through an agent will distribute the Acquiring

Fund Shares received by the Acquired Fund pro rata to the Acquired Fund shareholders of record as of the Valuation Time (as defined below). All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the "Closing").

    Section 1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America ("GAAP") applied consistently with those of the Acquired Fund's most recent audited statement of assets and liabilities.

    Section 1.3 The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in Section 3.1.

    Section 1.4 On or as soon as practicable prior to the Closing Date as defined in Section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

Section 1.5 Immediately after the transfer of Assets provided for in
Section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders") determined as of the Valuation Time (as defined in Section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to
Section 1.1 and will completely liquidate, dissolve and terminate. The Funds may appoint an agent to assist the Acquiring Fund and/or the Acquired Fund in the distribution of the Acquiring Fund Shares received by the Acquired Fund in Creation Unit Aggregations to the Acquired Fund Shareholders. The distribution, liquidation, dissolution and termination referenced in this Section 1.5 will be accomplished with respect to the common shares of the Acquired Fund by the transfer of the Acquiring Fund Shares received by the Acquired Fund in Creation Unit Aggregations then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund common shares owned by such shareholders as of the Valuation Time. All issued and outstanding common shares of the Acquired Fund, and certificates representing such shares, if any, will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

    Section 1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

    Section 1.7 Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    Section 1.8 All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE 2.   VALUATION

    Section 2.1 The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the "Valuation Time"), after the declaration and payment of any dividends and/or other distributions on or before that date, using the valuation procedures approved by the Board of Trustees of the Acquiring Trust and set forth in the Acquiring Fund's then-current prospectus or statement of additional information, copies of which have been or will be delivered to the Acquired Fund prior to the Closing Date.

    Section 2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in Section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Acquiring Fund Shares shall be equal to the net asset value of a common share of the Acquired Fund.

    Section 2.3 The number of Acquiring Fund Shares to be issued in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to common shares of the Acquired Fund, determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share as determined in accordance with
Section 2.2. Such Acquiring Fund Shares shall be issued to the Acquired Fund only in Creation Unit Aggregations of __________ Acquiring Fund Shares, or in multiples thereof.

    Section 2.4 All computations of value hereunder shall be made by or under the direction of each Fund's respective pricing agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

ARTICLE 3.   CLOSING AND CLOSING DATE

    Section 3.1 The Closing of the transactions contemplated by this Agreement shall be ____________, 2006, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 8:00 a.m., Central time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

    Section 3.2 The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

    Section 3.3 The Acquired Fund shall cause PFPC Trust Company ("PFPC Trust Co."), custodian for the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to The Bank of New York ("BONY"), custodian for the Acquiring Fund, at or prior to the Closing Date and
(b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    Section 3.4 PFPC Inc. (or its designee) ("PFPC Inc."), as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund common shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement. The cash to be transferred by the Acquiring Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    Section 3.5  In the event that immediately prior to the Valuation Time
(a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the shares of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    Section 3.6 The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including without limitation the Acquired Fund's indemnification obligations to its trustees and officers.

ARTICLE 4.   REPRESENTATIONS AND WARRANTIES

     Section 4.1 The Acquired Fund represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

     (a) The Acquired Fund is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Fund's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

     (b) The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the American Stock Exchange ("AMEX") and such as may be required by state securities laws;

     (d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result (i) in violation of Massachusetts law or of the Acquired Fund's Declaration of Trust or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this

Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

     (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the year ended May 31, 2006, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on the Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (g) Since May 31, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per common share of the Acquired Fund due to declines in the market values of securities in the Acquired Fund's portfolio or the discharge of Acquired Fund liabilities shall not constitute a material adverse change;

     (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

     (j)  All issued and outstanding common shares of the Acquired Fund
(i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws,
(ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of PFPC Inc., as provided in Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund common shares, nor is there outstanding any security convertible into any of the Acquired Fund common shares;

     (k) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and valid title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

     (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Fund (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including NASD, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (n) During the offering of the Acquired Fund's common shares, the prospectus and statement of additional information of the Acquired Fund conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

     (o) The Registration Statement referred to in Section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Trust on behalf of the Acquiring Fund for use therein.

     Section 4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

     (a) The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust's Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

     (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect, the Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder, and the Acquiring Trust (solely with respect to the Acquiring Fund) and the Acquiring Fund will at the Closing Date be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the AMEX and such as may be required by state securities laws;

     (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result
(i) in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

     (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (f) Since ____________, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (f), a decline in net asset value per share of the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

     (g) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (h) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

     (i) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

     (j) The Acquiring Fund Shares to be issued and delivered to the account of the Acquired Fund on the books of the Acquiring Fund, for the accounts on the share records of the Acquiring Fund in the names of the

Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

     (k) At the Closing Date, the Acquiring Fund will have good and valid title to the Acquiring Fund's assets, free of any liens or other encumbrances;

     (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940
Act), and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (n) At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (o) The Registration Statement referred to in Section 5.7, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

     (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

ARTICLE 5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    Section 5.1 The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that, at Closing, when the Assets are transferred to the Acquiring Fund and added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's prospectus, a copy of which has been or will be, at or prior to the Closing Date, delivered to the Acquired Fund.

    Section 5.2 Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    Section 5.3 The Acquired Fund covenants to call a meeting of the Acquired Fund shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein.

    Section 5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    Section 5.5 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund common shares.

    Section 5.6 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    Section 5.7 Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act a registration statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a proxy statement which will be part of a prospectus of the Acquiring Fund, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    Section 5.8 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    Section 5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

    Section 5.10 The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

    Section 5.11 As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

    Section 5.12 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

    Section 5.13 The intention of the parties is that the transaction will qualify as a Reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a Reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Chapman and Cutler LLP to render the tax opinion contemplated herein in
Section 8.5.

    Section 5.14 At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

ARTICLE 6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    Section 6.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

    Section 6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust's President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    Section 6.3 The Acquired Fund shall have received on the Closing Date opinions of Chapman and Cutler LLP and Bingham McCutchen LLP, as applicable, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

    (a) the Acquiring Trust has been formed and is legally existing as a Massachusetts business trust;

    (b) the Acquiring Trust has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Registration Statement referred to in Section 5.7;

    (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

    (d) the execution and delivery of the Agreement did not, and the issuance and delivery to the Acquired Fund of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's
Declaration of Trust or By-Laws; and

    (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by either Chapman and Cutler LLP or Bingham McCutchen LLP, as the case may be, of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Fund.

    Section 6.4 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    Section 6.5 The Acquiring Trust, on behalf of the Acquiring Fund, shall have entered into an investment management agreement calling for an annual fee of 0.50% of average daily net assets, and entered into an expense cap agreement with First Trust limiting the annual expenses of the Acquiring Fund to 0.70% for a two-year period commencing upon the Closing Date in a form reasonably satisfactory to the Acquired Fund.

ARTICLE 7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    Section 7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

    Section 7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    Section 7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Fund's President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    Section 7.4 The Acquiring Fund shall have received on the Closing Date opinions of Chapman and Cutler LLP and Bingham McCutchen LLP, as applicable, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

    (a) the Acquired Fund has been formed and is legally existing as a Massachusetts business trust;

    (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund's registration statement under the 1940 Act;

    (c) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

    (d) the execution and delivery of the Agreement did not, and the transfer of the Assets to the Acquiring Fund in exchange for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Fund's Declaration of Trust or By-Laws; and

    (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Fund is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund, under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by either Chapman and Cutler LLP or Bingham McCutchen LLP, as the case may be, of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Fund.

    Section 7.5 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

ARTICLE 8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

    Section 8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding common shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration of Trust and By-Laws, applicable Massachusetts law, the rules of the AMEX and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1.

    Section 8.2 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    Section 8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities and the AMEX deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    Section 8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    Section 8.5 The parties shall have received an opinion of Chapman and Cutler LLP addressed to each of the Acquiring Fund and the Acquired
Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a Reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a "party to a Reorganization" within the meaning of
Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired
Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the Reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund;
(vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the Reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the Reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund; and (ix) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. The delivery of such opinion is conditioned upon receipt by Chapman and Cutler LLP of representations it shall request of each of the Acquiring Trust and Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

    Section 8.6 The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to Section 1.4).

ARTICLE 9.   INDEMNIFICATION

    Section 9.1 The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    Section 9.2 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE 10.  FEES AND EXPENSES

    Section 10.1 Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

    Section 10.2 First Trust will bear the normal expenses associated with the Reorganization. The Acquired Fund will bear any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, if any, as designated by the Acquiring Fund, in anticipation of the Reorganization, and any extraordinary expenses associated with the Reorganization.

ARTICLE 11.  ENTIRE AGREEMENT

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

ARTICLE 12.  TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before January 31, 2007, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except under
Section 10.2 and except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE 13.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to Section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE 14.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund and the Acquiring Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, Attn: W. Scott Jardine, with a copy to Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, Attn: Eric F. Fess, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

ARTICLE 15.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

    Section 15.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    Section 15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    Section 15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    Section 15.4 Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquiring Fund shall constitute the obligations, agreements, representations and warranties of the Acquiring Fund only (the "Obligated Fund"), and in no event shall any other series of the Acquiring Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein. All parties hereto are expressly put on notice of each of the Acquired Fund and the Acquiring Trust's Declaration of Trust and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement is executed on behalf of each of the Acquired Fund and the Acquiring Trust, on behalf of the Acquiring Fund, by each of the Acquired Fund's and Acquiring Trust's officers as officers and not individually and the obligations imposed upon each of the Acquired Fund and the Acquiring Trust by this Agreement are not binding upon any of the Acquired Fund or the Acquiring Trust's Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Funds, and persons dealing with the Funds must look solely to the assets of the respective Funds and those assets belonging to the subject Fund, for the enforcement of any claims.

    Section 15.5 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first referenced above by an authorized officer and attested by its Secretary or Assistant Secretary.


Attest:                    FIRST TRUST EXCHANGE-TRADED FUND,
                           on behalf of FIRST TRUST VALUE LINE(R)
                           DIVIDEND INDEX FUND


---------------------      ---------------------------------------
Secretary                  By:
                           Its:



Attest:                    FIRST TRUST VALUE LINE(R) DIVIDEND FUND


---------------------      ---------------------------------------
Secretary                  By:
                           Its:



Attest:                    FIRST TRUST ADVISORS L.P.
                           (for purposes of Section 10.2 only)


---------------------      ---------------------------------------
Secretary                  By:
                           Its:

                                EXHIBIT B

                    FURTHER DISCLOSURE REGARDING FVD

Per Share Price Data. For FVD, the following table sets forth, on a quarterly basis, the high and low net asset values of the shares, the high and low sales prices of the shares, and the high and low discount/premium to net asset value for the periods indicated.

                                                                                                              Premium
                                                                                                         (Discount) as % of
                                                       Market Price             Net Asset Value            Net Asset Value
                                                    ------------------        ------------------        ---------------------
Period (Calendar Year)                               High         Low          High         Low          High         Low
--------------------------------------              -----        -----        -----        -----        ------       -------
2006
  First Quarter                                     14.78        14.00        16.83        16.15        (10.80%)     (13.42%)
  Second Quarter                                    15.07        14.08        17.00        16.18        (9.16%)      (14.72%)
  Third Quarter (through July 24, 2006)             15.40        14.65        16.82        16.34        (8.44%)      (10.34%)
2005
  First Quarter                                     15.11        14.15        17.37        16.51        (10.80%)     (15.06%)
  Second Quarter                                    14.83        14.04        17.58        16.49        (14.43%)     (16.21%)
  Third Quarter                                     15.26        14.72        18.14        17.44        (14.89%)     (16.24%)
  Fourth Quarter                                    15.66        13.88        18.03        15.92        (12.44%)     (15.86%)
2004
  First Quarter                                     14.84        14.13        16.40        15.60        (6.17%)      (10.98%)
  Second Quarter                                    14.60        13.00        16.39        15.39        (9.07%)      (16.13%)
  Third Quarter                                     14.65        13.74        16.82        15.94        (12.33%)     (14.64%)
  Fourth Quarter                                    15.48        14.35        17.99        16.64        (9.92%)      (14.46%)
2003
  Third Quarter                                     15.04        14.00        14.52        14.23        5.25%        (1.82%)
  Fourth Quarter                                    14.65        13.58        15.68        14.51        (0.34%)      (9.63%)

FVD's common shares have historically traded at an amount less than their net asset value.

As of ___________ ____, 2006, FVD's net asset value was $______ per share, and the closing price of its shares on the AMEX was $_______ per share (reflecting a _____% discount). Recently FVD's market discount has narrowed. Management believes that this is attributable to market activity following the announcement of the proposed Reorganization. Should the Reorganization not occur, the discount at which FVD's shares have tended to trade is likely to return to more typical levels. The discount level of FVD shares at the time of the Reorganization cannot be predicted.

                               APPENDIX I
                   CURRENT FUND PROSPECTUS FOR FVD ETF


                               [TO COME]

                          Preliminary Statement of Additional Information
                                                  Dated September 1, 2006
                                                    Subject to Completion


                        FIRST TRUST VALUE LINE(R)
                           DIVIDEND INDEX FUND,
                               A SERIES OF
                     FIRST TRUST EXCHANGE-TRADED FUND
                     1001 WARRENVILLE ROAD, SUITE 300
                          LISLE, ILLINOIS 60532
                        TELEPHONE: (630) 241-4141

                   STATEMENT OF ADDITIONAL INFORMATION

FUND

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Preliminary Prospectus/Proxy Statement dated September 1, 2006 of First Trust Value Line(R) Dividend Index Fund (the "Fund") for use in connection with the Special Meeting of Shareholders
(the "Special Meeting") of First Trust Value Line(R) Dividend Fund, to be held on ____________, 2006. At the Special Meeting, shareholders of First Trust Value Line(R) Dividend Fund will be asked to approve trustees and the reorganization of First Trust Value Line(R) Dividend
Fund, a closed-end fund, with and into the Fund, a series of First Trust Exchange-Traded Fund (the "Reorganization") as described in the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by writing the Fund at the address shown above or by calling 1-800-988-5891.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

A Statement of Additional Information for the Fund dated _________, 2006 has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference. Financial statements of First Trust Value Line(R) Dividend Fund for its most recent fiscal year are attached hereto as Appendix II and are incorporated herein by this reference.

The date of this Statement of Additional Information is____________, 2006.


THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OF SALE IS NOT PERMITTED.

                            TABLE OF CONTENTS

Fund History                                                    1
Description of the Fund and Its Investments and Risks           1
Management of the Fund                                          1
Control Persons and Principal Holders of Securities             1
Investment Advisory and Other Services                          1
Portfolio Managers                                              1
Brokerage Allocation and Other Practices                        2
Capital Stock and Other Securities                              2
Purchase, Redemption and Pricing of Shares                      2
Taxation of the Fund                                            2
Underwriters                                                    2
Financial Statements                                            2

   Appendix I  -  First Trust Value Line(R) Dividend Index Fund
                  Statement of Additional Information dated
                  ___________, 2006.

   Appendix II -  First Trust Value Line(R) Dividend Fund Financial
                  Statements dated ______________.

FUND HISTORY

This Statement of Additional Information relates to First Trust Value Line(R) Dividend Index Fund, a series of First Trust Exchange-Traded Fund. The Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). For further information concerning the Fund in general see the headings "General Description of the Trust and the Fund" in the Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

For a discussion of the Fund's investment objectives and techniques and related investment policies, see heading "Investment Objectives and Policies" in the Fund's Statement of Additional Information attached hereto as Appendix I. For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Fund's Board of Trustees, see heading "Investment Objectives and Policies" in the Fund's Statement of Additional Information attached hereto as Appendix I.

MANAGEMENT OF THE FUND

For a disclosure of the names and a brief occupational biography of each of the Fund's trustees and officers, identifying those who are interested persons of the Fund, see heading "Fund Management" in the Fund's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a discussion of the persons who control the Fund, persons who own beneficially 5% or more of the Fund's outstanding equity securities and percentage of the Fund's equity securities owned by all officers, directors, and members of any advisory board of the Fund as a group, see heading "Control Persons and Principal Holders of Securities" in the Fund's Statement of Additional Information attached hereto as Appendix I.

INVESTMENT ADVISORY AND OTHER SERVICES

For a discussion of the Fund's advisory and management-related services agreements and plans of distribution, see headings "Fund Management" and "Custodian, Transfer Agent and Fund Accounting Agent; Distribution and Index Provider," in the Fund's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO MANAGERS

For a discussion of Portfolio Managers' management activities, compensation and ownership of securities in the Fund, see heading "Fund Management" in the Fund's Statement of Additional Information attached hereto as Appendix I.

BROKERAGE ALLOCATION AND OTHER PRACTICES

For a discussion of the Fund's brokerage policy, see heading "Creation and Redemption of Creation Unit Aggregations" in the Fund's Statement of Additional Information attached hereto as Appendix I.

CAPITAL STOCK AND OTHER SECURITIES

For a discussion of the Fund's authorized securities and the characteristics of the Fund's shares of beneficial interest, see headings "General Description of the Trust and the Fund" and "Additional Information" in the Fund's Statement of Additional Information attached hereto as Appendix I.

PURCHASE, REDEMPTION AND PRICING OF SHARES

For a description of the purchase and redemption procedures for the Fund's shares and a discussion of the Fund's valuation and pricing procedures, see headings "Creation and Redemption of Creation Unit Aggregations" and "Net Asset Value" in the Fund's Statement of Additional Information attached hereto as Appendix I.

TAXATION OF THE FUND

For a discussion of any tax information relating to ownership of the Fund's shares, see heading "Federal Tax Matters" in the Fund's Statement of Additional Information attached hereto as Appendix I.

UNDERWRITERS

For a discussion of the Fund's underwriters, see heading "Custodian, Transfer Agent and Fund Accounting Agent; Distribution and Index
Provider" in the Fund's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL STATEMENTS

Financial information is not presented for the Fund, as the Fund currently has no material assets and will not commence a public offering of its shares until the Reorganization has been consummated. Audited financial statements for First Trust Value Line(R) Dividend Fund for its most recent fiscal year, and the report thereon by Deloitte and Touche LLP, independent auditors, are attached hereto as Appendix II and are incorporated by reference herein. Pro forma financial statements are not presented as First Trust Value Line(R) Dividend Fund is being reorganized with and into the newly created Fund, which does not have material assets or liabilities.

Appendix I - First Trust Value Line(R) Dividend Index Fund Statement of Additional Information dated ___________, 2006 as included in the Fund's

Annual Report dated_________. Only the financial statements included therein shall be incorporated by reference.

[TO COME]

Appendix II - First Trust Value Line(R) Dividend Fund Financial Statements dated ______________.

[TO COME]

PART C:  OTHER INFORMATION

Item 15:  Indemnification

Section 5.3 of the Registrant's Declaration of Trust provides as follows:

       (a) Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof;

            (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

       (b) No indemnification shall be provided hereunder to a Covered
Person:

            (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

            (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

            (iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial- type inquiry) that that individual did not engage in such conduct:

                        (A) by vote of a majority of the Disinterested
                  Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                        (B) by written opinion of (i) the then-current
                  legal counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

    (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

            (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

            (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

           As used in this Section 5.3, a "Disinterested Trustee" is one
           (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

    (e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16:  Exhibits

The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

    (1)  Declaration of Trust of Registrant. (1)

    (2)  By-Laws of the Registrant. (2)

    (3)  Not applicable.

    (4)  Agreement and Plan of Reorganization (included in the
Prospectus/Proxy Statement as Exhibit A thereto).  (5)

    (5)  (i) Establishment and Designation of Series dated June 10,
2005. (1)

         (ii) Amended and Restated Establishment and Designation of Series dated July 26, 2006. (6)

    (6) (i) Investment Management Agreement dated September 24, 2005, as amended. (3)

         (ii) Excess Expense Agreement, as amended. (3)

         (iii) Amendment to Schedule A of the Investment Management
Agreement. (6)

         (iv) Amendment to Appendix I of the Excess Expense Agreement. (6)

    (7) (i) Distribution Agreement dated September 24, 2005, as amended. (3)

         (ii) Amendment to Exhibit A of the Distribution Agreement. (6)

    (8)  Not Applicable.

    (9)  (i) Custody Agreement between the Registrant and The Bank of
New York. (2)

         (ii) Amendment to Schedule II of the Custody Agreement. (6)

    (10) (i) 12b-1 Service Plan. (2)

         (ii) Amendment to Exhibit A of the 12b-1 Service Plan. (6)

    (11) (i) Opinion and Consent of Chapman and Cutler LLP dated __________. (6)

         (ii) Opinion and Consent of Bingham McCutchen LLP dated __________. (6)

    (12) Opinion and Consent of Chapman and Cutler LLP dated _____________. (6)

    (13) Not applicable.

    (14) Consent of Independent Registered Public Accounting Firm. (6)

    (15) Power of attorney pursuant to which the name of any person has been signed to the registration statement (4).

    (16) Form of proxy.  (5)
--------------
(1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on June 13, 2005.

(2) Incorporated by reference to the Registrant's Registration Statement on Form N -1A (File No. 333-125751) filed on September 26, 2005.

(3) Incorporated by reference to the Registrant's Registration Statement on Form N -1A (File No. 333-125751) filed on March 15, 2006.

(4) Incorporated by reference to the Registrant's Registration Statement on Form N -1A (File No. 333-125751) filed on August 10, 2006.

(5) Filed herewith.

(6) To be filed by amendment.



Item 17:  Undertakings

    (1)The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.15c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                               SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Lisle, and State of Illinois, on the 1st day of September, 2006.


                                      FIRST TRUST EXCHANGE-TRADED FUND

                                      By: /s/ James A. Bowen
                                      --------------------------------
                                          James A. Bowen, President


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                                DATE

/s/ Mark R. Bradley       Treasurer, Controller and      September 1, 2006
------------------------  Chief Financial and
Mark R. Bradley           Accounting Officer

/s/ James A. Bowen        President, Chief Executive     September 1, 2006
------------------------  Officer, Chairman and Trustee
James A. Bowen


*/s/ Richard E. Erickson            )
------------------------  Trustee   )
Richard E. Erickson                 )

*/s/ Thomas R. Kadlec               )
------------------------  Trustee   )
Thomas R. Kadlec                    )

*/s/ Robert Keith                   )                    By: /s/ James A. Bowen
------------------------  Trustee   )                        -------------------
                                                             James A. Bowen
Robert Keith                        )                        Attorney-In-Fact
*/s/ Niel B. Nielson                )                        September 1, 2006
------------------------  Trustee   )
Niel B. Nielson                     )



* Original powers of attorney authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed and are filed as an Exhibit hereto.

                            INDEX TO EXHIBITS

EXHIBIT 17

EXHIBIT 17

                               PROXY CARD










                               DETACH HERE

                                  PROXY
                 FIRST TRUST VALUE LINE(R) DIVIDEND FUND
                PROXY SOLICITED BY THE BOARD OF TRUSTEES
                   SPECIAL MEETING ON __________, 2006

The undersigned holder of shares of the First Trust Value Line(R) Dividend Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley and Kristi A. Maher as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 8:00 a.m. Central time on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement dated ____________, 2006, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

-------------------------------------------------------------------------------
      PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
                        IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?           DO YOU HAVE ANY COMMENTS?

_______________________________     ________________________________________

_______________________________     ________________________________________

_______________________________     ________________________________________

FIRST TRUST VALUE LINE(R)
DIVIDEND FUND

C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586




[First Trust Value Line(R) Dividend Fund]


  [GRAPHIC OF        Please mark
   CHECKED           votes as in
   BOX OMITTED]      this example.



This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE PLAN AND REORGANIZATION.

Approval of the Agreement and Plan of Reorganization and the transactions contemplated therein as discussed in the Prospectus/Proxy Statement dated __________, 2006.

   VOTE       |   |                    VOTE        |   |
   FOR        |   |                    AGAINST     |   |

                             Mark box at right if an address change or   |   |
                             comment has been noted on the reverse side  |   |
                             of this card.

                             PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
                             ENCLOSED ENVELOPE.

                             NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.


Signature: _______________________________  Date: __________________

Signature: _______________________________  Date: __________________